EXHIBIT 10.9

                              MARCIA BARBOSA SERRA
              Tradutora Publica Juramentada e Interprete Comercial
               Sworn Public Translator and Commercial Interpreter

Rua Aperana, 38 apt 301-Leblon-22450
ISS: 1261003-00-CIC: 606442227-00
Tel.: 274-3844

I, THE UNDERSIGNED, SWORN PUBLIC TRANSLATOR AND COMMERCIAL INTERPRETER IN AND FOR THIS CITY AND STATE OF RIO DE JANEIRO, FEDERATIVE REPUBLIC OF BRAZIL, REGISTERED AT THE COMMERCIAL BOARD OF RIO DE JANEIRO UNDER NUMBER 97, DO HEREBY CERTIFY AND ATTEST THAT A DOCUMENT IN THE PORTUGUESE LANGUAGE WAS SUBMITTED TO ME FOR TRANSLATION INTO ENGLISH, WHICH I PERFORMED ACCORDING TO MY OFFICE, AS
FOLLOWS:
                             TRANSLATION NO. 3973/97

(Xerox copy submitted for translation.).......................................
(On paper with letterhead of Petroleo Brasileiro S.A. - PETROBRAS.)...........
CONTRACT NO. 101.2.100.97-8...................................................

                               CHARTERING CONTRACT

            CHARTERING CONTRACT OF THE DYNAMIC POSITIONING FLOATING UNIT AMETHYST 5, ENTERED INTO BETWEEN PETROLEO BRASILEIRO S.A. - PETROBRAS AND THE COMPANY MARITIMA NAV. E ENG. LTDA.--

PETROLEO BRASILEIRO S.A. - PETROBRAS, a mixed economy company, organized and existing under Law No. 2.004, dated 10/03/53, with head office at Av. Republica do Chile, 65, City of Rio de Janeiro, State of Rio de Janeiro, Federative Republic of Brazil enrolled in the General Taxpayers Registry of the Ministry of Finance under No. 33.000.167/0001-01, represented herein by the Executive Superintendent of Exploration and Production (E & P), Engineer LUIZ EDUARDO G. CARNEIRO, hereforth called PETROBRAS, and the Company MARITIMA NAVEGACAO E ENGENHARIA LTDA., with head office at Avenida Almirante Barroso, No. 42, 34th floor, City of

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Rio de Janeiro, State of Rio de Janeiro, Federative Republic of Brazil, enrolled in the General Taxpayers' Registry of the Ministry of Finance under No. 46.828.596/0001-13, represented herein by its President, Mr. GERMAN EFROMOVICH, have agreed upon the present CONTRACT for the chartering of the Dynamic Positioning Floating UNIT AMETHYST 5 and its accessories, described in
Attachment I, henceforth called the UNIT, according to the authorization of PETROBRAS' Executive Board (MINUTES No. 4.116, Item No. 24, dated 09/18/97) the parties being bound to the terms of the Invitation to Bid No. 101.0.001.97-6, and subjected to the following Clauses and
Conditions:...................................................................
(End of the Qualification)....................................................

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FIRST CLAUSE - OBJECT.........................................................

1.1. The object of the present CONTRACT is the chartering to PETROBRAS, of the UNIT, in order to be used in the evaluation and/or completion and/or workover of oil and/or gas (vertical, directional and horizontal) wells, in the Brazilian continental shelf, down to a maximum depth of 5,000 (five thousand) meters, in a water depth down to 1,200 (twelve hundred)
        meters................................................................

1.1.1. It is included, as an object of the CONTRACT, the performance, by the CONTRACTOR, of any and all operations needed for the perfect fulfillment  of the  chartering  object of the CONTRACT,  such as, but not limited to, the performance  and  supervision of the  positioning, ballasting and movement of the UNIT...................................

1.2. PETROBRAS may determine that the CONTRACTOR makes the reentry in wells already drilled, and it can install in the UNIT equipment and production facilities, the provisions of item 14.1 of this CONTRACT being complied with...................................................

1.3.    The chartering object of the present CONTRACT is included in the Annual
        Activities Plans, under the following codes:..........................

        B  12100 - Boring - Production Development............................
        A  22100 - Boring - Exploratory Drilling..............................
        B 13200 -  Completion  and  Intervention  for  Evaluation - Production
        Development...........................................................
        A  24200 - Intervention for Evaluation - Exploratory Drilling.........
        C 15200 - Well Workover Operation.....................................

(End of Clause)...............................................................

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SECOND CLAUSE - PERIOD OF VALIDITY AND DURATION...............................

2.1. Period of Validity - The present CONTRACT binds the parties as of its signature, but the payments in foreign currency can only be made after the date of its registry in the Central Bank of Brazil..........

2.2     Duration  - The  present  CONTRACT  will  have  a  duration  of  2,190
        (twenty-one hundred and ninety) days..................................

2.1.1. Beginning of the CONTRACT - The beginning of the CONTRACT will occur when the UNIT is released by PETROBRAS, through a written notice, to begin the operations, after the general equipment testing foreseen in item 3.1 of this CONTRACT is carried out..............................

2.2.2 Automatic Extension - If at the end of the duration mentioned in 2.2, some operation is still being performed in a well, the duration of the present CONTRACT will be automatically extended, until the completion of the works in said well, considering as the final limit the UNIT's arrival in the port or sheltered waters chosen by common agreement between the parties and, also, in case there are still PETROBRAS' equipment aboard the UNIT, the completion of the withdrawal of such equipment will be considered as the final limit....

2.2.3 This CONTRACT may be extended for successive periods of 365 (three hundred and sixty-five) running days, through a prior agreement between the parties, by means of an Addendum, the other contract conditions being complied with, and limited to a maximum contract period of 2,190 (twenty-one hundred and ninety) days..................

2.3. Arrival in Brazil - The UNIT should arrive at the port or in sheltered waters, in Macae-RJ. The beginning of operations should occur up to the date of 07/06/99, the provision set forth in item 8.1 of this contract being complied with..................................

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2.3.1.  At the port or in sheltered waters mentioned in 2.3, the customs and helideck inspections in the UNIT will be carried out, as well as the loading/unloading of the CONTRACTOR's and PETROBRAS' materials, and also the general equipment testing will begin, as foreseen in item 3.1 of this CONTRACT.........................................................

(End of Clause)...............................................................

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THIRD CLAUSE - CONTRACTOR'S OBLIGATIONS.......................................

3.1. Before the beginning of the CONTRACT, the CONTRACTOR will arrange for a general test of the operational conditions of all of the UNIT's equipment, as provided for in ATTACHMENT VIII, in the presence of PETROBRAS' Inspection. The occurrences found during the performance of the tests will be duly recorded in the Daily Drilling Certificate (ADP) signed by PETROBRAS' Inspection and by the CONTRACTOR's representative. The UNIT will be released to sail to the first location after proving the good operating conditions of the equipment which comprise the drill's main systems, that is, energy generation and distribution system, dynamic positioning system, industrial safety, liquid and bulk storage, fluid circulation and processing, safety and wellhead, column elevation, rotation and handling, columns, columns instrumentation, formation test equipment and communications system....................

3.1.1. The tests referred to in 3.1 will be made in a period estimated in 3 (three) days, after which the UNIT will be released to sail to begin the operations, provided there is nothing pending in the rig's main systems, as set forth in item 3.1.....................................

3.1.1.1.In the event the tests last for a period exceeding 3 (three) days, for reasons ascribed to PETROBRAS, the rate foreseen in REF 104 (WAITING
        RATE) of ATTACHMENT II, will be due, applied as of the fourth day of tests, until the UNIT is released. The periods spent with equipment repair will not be calculated for the purposes of counting such duration, and no fees will be due during such periods.

3.1.2. PETROBRAS may opt for the partial or total performance of the receipt tests, in sheltered waters, in the deepest water depth set forth in the Contract, or still in the first location..........................

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3.2.    To maintain,  during the contract period,  the UNIT, its fittings,  as well as accessories and replacement elements and personnel in perfect working conditions in a working regime of 24 (twenty-four) hours a day,  7  (seven)  days a  week,  and to  guarantee  that  the  UNIT is calculated to carry out the activities object of this contract........

3.2.1. To strictly comply with the recommendations of the equipment manufacturers. carrying out the maintenance foreseen in their operation manuals, which will be provided for in the UNIT's preventive mainternance plan..........................................

3.3. Technical Evaluation Award and Certificates - To submit copies of the Registry, Survey, Classification and Technical Survey and Evaluation Award Certificates of the UNIT and its fittings, signed by a qualified and well-known organization, not related with the CONTRACTOR notarized in the Brazilian Consulate and translated by a Sworn Public Translator, if issued abroad, and which should contain:..

3.3.1.  Description o the UNIT and accessories;...............................

3.3.2.  Operating conditions and physical conditions of the UNIT;...........

3.3.3.  Light displacement of the UNIT (Light weight);........................

3.3.4.  Year of construction;.................................................

3.3.5.  Year of reconditioning, listing spare parts and parts replaced;.......

3.3.6.  Technological  differences  between the UNIT surveyed and a more modern
        UNIT of the same kind;................................................

3.3.7.  Forecast  of the  average  useful  life of the  good  used and its new analog;...............................................................

3.3.8.  Market value, of reproduction and replacement;........................

3.3.9.  Net weight of the equipment installed in the UNIT;....................

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3.3.10. Technical catalogues of the equipment installed in the UNIT...........

3.4. To regularize, before the proper authorities, the entry and stay of the UNIT in Brazil, arranging, at its expense, for the Release,
        Surveys, Registries and Temporary Admission...........................

3.4.1. Regarding new equipment and equipment without use, the "Technical Survey and Evaluation Award" referred to in item 3.3 may be replaced by factory catalogues or purchase invoices, with description, year of manufacture, useful life forecast and value of each equipment;.....................

3.5. Safety, Sanitation and Labor Medicine - To carry out its operations in strict compliance with the international safety, sanitation and labor medicine standards, being liable for the violations committed. To supply, for its account, and maintain in perfect operating conditions, the safety equipment in accordance with the safety plan ("SAFETY PLAN") approved by the Administration of the VESSEL's Country of Registry, and with the good completion/evaluation/workover practice..............................................................

3.5.1.  The  UNIT  will  comply  with  the  IMO - MODU  - CODE  (Mobile
        Offshore Drilling Unit) standard......................................

3.6.    Sea  Operations - To manage the UNIT in strict  compliance  with the laws, standards, regulations and administrative rules, as well as the instructions issued by the Shipping Office or by other proper authorities, specially those regarding the spillage of oil and other residues from the UNIT into the sea, being liable, as a result, for any charges arising from the violation of such laws, standards,
        regulations,   administrative   rules  and  instructions,   the

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        limit established in subitem 3.6.2. being complied with, and with the exception of the cases provided for in item 3.20 of this CONTRACT.....

3.6.1. To plan and carry out operations aiming at preventing and fighting oil and gas blow outs, fires, or other accidents, complying with the provision of item 2.4 of ATTACHMENT II to this CONTRACT. Although the CONTRACTOR is considered fully responsible for such operations, it is obliged to discuss the methods to be adopted with PETROBRAS, in order to find the best operating solution......................................

3.6.2. Exception is made of the events arising from kick, blow out, surgings, or formation testing, which the CONTRACTOR will be kept free and safe from. In the other cases of spillage of petroleum, oils and other residues into the sea, the CONTRACTOR will be liable up to the limit of US$500000.00 (five hundred thousand dollars), per event and its deployments..........................................................

3.7. To comply with all laws, standards, decrees, regulations, administrative rules and instructions in force in Brazil, that govern the exploration and research in the Brazilian submarine shelf, including those regarding environmental protection.............................................

3.8. Replacement and Repairs - The replacement cost for equipment, materials and accessories needed for the UNIT's perfect operation, as well as the expenses with repairs of any kind, will run for the CONTRACTOR's account...............................................................

3.8.1. The above mentioned repair cost covers any and all expenses, including taxes and duties due from the moment of purchase of the equipment, spare parts and materials, to their installation and placement in the UNIT, with exception of expenses with transportation between the support vessels' port of operation and the UNIT...............................

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3.8.2.  Regarding the Temporary Admission of the UNIT, as well as the import of the equipment, materials and accessories mentioned in item 3.8, the CONTRACTOR will comply with the provisions of the Internal
        Revenue's Rulling Instruction No. 136/87.............................

3.9. At the end of this CONTRACT or of its extention, to bear the charges arising from the return of the UNIT, its fittings, accessories, equipment, spare parts, and materials for replacement or repair, such charges including, but not limited to, the preparation, packing, shipping, transportation, unloading, stay, freight, clearance, storage, wharfage, stowage, insurance, and other similar expenses.............

3.10. To maintain, at its expenses, besides the UNIT, the crew adequate and sufficient for its operation, being also obliged to comply with the pertinent legal provisions, issued by Brazilian authorities and by those of the CONTRACTOR's country of origin.................................

3.11. To bear all expenses with displacement of the crew mentioned in item 3.10, including transportation from abroad to the port or airport of Macae-RJ, as indicated by PETROBRAS, and the return to the place of origin, and any and all expenses with the crew's stay in Brazil, medical and hospital expenses, meals, passports, and similar expenses.........

3.11.1 To maintain PETROBRAS safe from any complaints, claims from its employees, representatives, as a result of the present contract.

3.12. To promote, without charges to PETROBRAS, the replacement and immediate withdrawal of any crew member that may be requested in writing by PETROBRAS at any time, due to bad behavior, technical deficiency, or health conditions....................................................

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3.13.   To maintain a special identification for the crew, so as to distinguish it from PETROBRAS' and other companies' personnel who may eventually work in other services related to the object of the present CONTRACT..

3.14. Radio Communications - To supply, operate and maintain VHR, SSB and Radio-Beacon and portable Transceptor equipment, adequate for PETROBRAS' land communications system, for the guidance of helicopters, so as to comply with the Radio Communications Plan supplied by PETROBRAS, appearing in ATTACHMENT I.............................................

3.14.1. Other Radio Communications systems deemed necessary to support the CONTRACTOR's operations, both in the UNIT and on land, will be supplied, installed and operated by it. The CONTRACTOR will be responsible for the obtainment of the licenses and frequencies to operate such equipment..

3.14.2. The CONTRACTOR will maintain, at its expenses, radio operators, fluent in spoken Portuguese, who will remain 24 (twenty-four) hours a day operating the equipment installed in the UNIT, whether they belong to
        PETROBRAS or to the CONTRACTOR........................................

3.14.3. Immediately after the UNIT's arrival, the CONTRACTOR will arrange with the proper authorities for the issuing of the "Terms of Survey"
        regarding the radio station existing on board........................

3.14.4. The CONTRACTOR will bear any expenses related to the telecommunications equipment and services, with exception of those provided for in item 4.7 of this CONTRACT.....................................................

3.15. Insurances - To provide for the contracting, at its expenses, of the insurances necessary to fulfill this CONTRACT and the Brazilian Laws, intended for the coverage of.........................................

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        the Unit and all of its accessories, even when they are being transported under PETROBRAS' responsibility, as well as the Civil Liability insurance for damages and losses caused to third parties...............................................................

3.15.1. MARITIMA NAVEGACAO E ENGENHARIA LTDA. will appear as co-insured in the Civil Liability insurance policy which it makes, by force of item 3.12 of the SERVICES RENDERING CONTRACT entered into with and PETROBRAS....

3.15.2. During the period of validity of this CONTRACT, the CONTRACTOR should maintain insurance coverage for the UNIT and all of its accessories, according to the conditions set forth in Coverage No. 3 of the Hull Insurance Rate in Brazil. (Note: This reading of subitem 3.15.2 for drill ships will be adopted.)........................................

3.15.2. During the period of validity of this Contract, the CONTRACTOR should maintain insurance coverage for the UNIT and all of its accessories, according to the conditions of the LONDON STANDARD DRILLING BARGE
        FORM - ALL RISK, or similar.  ........................................

3.15.3. The redress due to the CONTRACTOR's Civil Liability arising from damages provided for in this Clause, is not limited to the amount set forth in subitem 3.12.1 of the SERVICES RENDERING CONTRACT entered into between the parties, for the Civil Liability Insurance against Third Parties, and will be ruled by the pertinent Brazilian laws.....................

3.16.   Franchises  that may be established  for the  insurances  mentioned in item 3.15 and in its subitems, as well as the onus arising from the insurers' requirements and/or recommendations will fully run for the
        CONTRACTOR's account..................................................

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3.17.   To keep PETROBRAS free and safe from any and all indemnity claim for damages and/or losses of any kind which the CONTRACTOR may have sustained as a result of this CONTRACT, whether or not it has made adequate and sufficient insurance for such circumstances.............

3.17.1. PETROBRAS will be equally kept free and safe from any and all indemnity claim for damages and/or losses of any kind which the CONTRACTOR may have caused to third parties by its duly proven action or omission, arising from this CONTRACT, whether or not it has made adequate and sufficient insurance for such circumstances..........................

3.17.2. In return, the CONTRACTOR will be kept free and safe from any and all indemnity claim for damages and/or losses of any kind, which PETROBRAS may have sustained from third parties, or has caused to third parties by its duly proven action or omission, as a result of this CONTRACT, whether or not it has made adequate and sufficient insurance for such circumstances........................................................

3.18. The CONTRACTOR waives for itself and will require from its Insurers and/or Subcontractors, in any and all insurance made as a result of this CONTRACT, the inclusion, in each policy contracted, the provision assuring the waiver of any right of subrogation against PETROBRAS....

3.19. To submit to E&P/GETRAT, up to 30 (thirty) days after the beginning of the performance, as provided for in item 2.2.1, the originals of the certificates of the insurances made as a result of this CONTRACT, containing all essential data, such as insurers, time limits, periods of validity, amounts insured, and coverage conditions, and with

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        PETROBRAS appearing as co-insured, except in the civil liability insurance, of which it will participate as a third party....

3.19.1. The certificates mentioned in item 3.19 will contain a provision that the insurances mentioned cannot be amended and/or canceled without
        PETROBRAS' prior authorization........................................

3.20. Losses and Damages - The CONTRACTOR will be liable for losses of and damages to its own equipment and material, and to those which it and its agents may cause to PETROBRAS or to third parties, as a result of its duly proven action or omission, in the following cases:...............

3.20.1 In the event of losses of or damages to equipment and/or materials belonging to PETROBRAS and/or third parties, which are aboard the UNIT, or during the movement between the UNIT, and the support vessels, the CONTRACTOR's liability will be limited to the replacement or repair of the equipment so lost or damaged due to the CONTRACTOR's or its employees' duly proven fault. However, the CONTRACTOR will not be liable and will be kept free and safe from in the event of damages to reservoirs, indirect damages or loss of profit of PETROBRAS, losses and damages arising from pollution coming from the well, resulting from kick and/or blow-out;.....................................................

3.20.2. In case of losses and damages caused to the well, arising from the events mentioned in subitem 2.1.5 of ATTACHMENT II, the CONTRACTOR will reimburse PETROBRAS the payments it comes to make to third parties referring to cementing, logging, or other services related to the object of the present CONTRACT, as well as to materials (cement,

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        casing, bits, completion fluid materials). In the event PETROBRAS opts for the definitive abandonment of the damaged well, the CONTRACTOR will reimburse the expenses made by PETROBRAS to drill that well.................................................................

3.20.3. In the cases mentioned in subitems 3.20.1 and 3.20.2. The limit for the CONTRACTOR's liability is of US$500,000.00 per event and its deployments..........................................................

3.21. Secrecy - To maintain complete secrecy on the data and information supplied by PETROBRAS, as well as on all of the results and analyses arising from the operations carried out according to the present
        CONTRACT.............................................................

3.21.1. All data, information and other documents, of any kind, related to the fulfillment of the present Contract, will be the exclusive property of
        PETROBRAS............................................................

3.21.2. The CONTRACTOR and its crew cannot disclose or supply to third parties any materials or information obtained or developed as a result of this
        CONTRACT, unless expressly authorized by PETROBRAS...................

3.21.3. The provision of this item 3.21 is a standing obligation, valid even after the termination, in any fashion, of the present CONTRACT.......

3.22.   UNIT'S HELIDECK......................................................

3.22.1. To arrange for the release of the UNIT's helideck by the proper Brazilian authorities (Ports and Coast Authority, Civil Aviation Department of the Ministry of Aeronautics, Internal Revenue, Maritime
        Police and Customs), bearing all expenses arising therefrom..........

3.22.2. The Unit's helideck shall be approed for operations with S-61 type helicopters according to chapter 24 of the Administrative Directive 005 from DPC - Standards and Procedures for Sea Navigation, dated 01/15/97, which deals with the Construction, Installation, Approval

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        and Changes of Helideck  and  Operations  of  Helicopters  in Offshore
        Platforms and Merchant Ships..........................................


3.23.   The CONTRACTOR should adopt procedures that minimize the consumption of fuel and industrial water without prejudice for the operations........

3.24. The CONTRACTOR should provide installations in the UNIT for the training and leisure of all personnel abroad, and which should contain at least the following:.......................................

        a)  Parlor games room;................................................

        b)  TV room  capable of tuning 5 (five)  main  channels  available  in
            Brazil, in any location;..........................................

        c)  Movie theater with VCR;...........................................

        d)  Two  other  TV  sets  to  be  installed  in  cabins  indicated  by
            PETROBRAS' Inspection.............................................

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3.25.   Besides sea water, the CONTRACTOR will judiciously use industrial water to clean the UNIT, in order to avoid high consumption and always giving priority for its use in the completion fluid..........................

3.26.   All documents between the CONTRACTOR and PETROBRAS, when requested by
        PETROBRAS, will be written and submitted in Portuguese................

3.27.   The CONTRACTOR undertakes to maintain throughout the fulfillmetn of the
        CONTRACT, all conditions required in the bid stage....................

3.28. To redo any and all operation refused by the INSPECTION, without any charge to PETROBRAS, as a result of irregular performance, bearing all costs involved........................................................

3.30.   (sic)  To  maintain  a  representative   accredited  and  accepted  by
        PETROBRAS in the UNIT or in a place previously designated by PETROBRAS, to represent the CONTRACTOR in the fulfillment of the
        CONTRACT..............................................................

3.31.   To comply with the requests contained in the Operation(s)
        Authorization(s) issued by PETROBRAS..................................

3.32. To allow, after negotiations between the contracting parties, the provisional installation in the charatered Vessel, of complementary equipment such as, but not limited to: pipes or reises in catenary by the J-lay method, or similar, submarine manifolds, provided they do not jeopardize the Vessel's safety and are in accordance with the rules of the Classification Society...................................

(End of Clause)...............................................................

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FOURTH CLAUSE - PETROBRAS' OBLIGATIONS........................................

4.1. To adopt the measures necessary for the request to register this CONTRACT in the Central Bank of Brazil, soon after the proper
        documents   are   received,   and  the   submittal  of  which  is  the
        CONTRACTOR's responsibility...........................................

4.2. To make, monthly, the payments due to the CONTRACTOR as a result of the present CONTRACT, based on the ATTACHMENT II and ATTACHMENT III and on the conditions set forth in Clauses Sixth: Measurement, and Seventh:
        Form or Payment, the other ATTACHMENTS, Clauses and Conditions of this
        CONTRACT being complied with.........................................

4.3. At its exclusive judgment, and without any co-responsibility, PETROBRAS may cooperate with the CONTRACTOR, assisting it before the proper authorities, referring to processes that are going through the procedural stages in the respective Agencies, regarding the UNIT, materials and/or equipment pertaining to the object of this
        CONTRACT.   Such   cooperation,   howver,   will   not   lessen   the
        CONTRACTOR's responsibility for the obtainment of the documents and/or benefits that may be the object of the respective proceedings..

4.4. PETROBRAS will reimburse the CONTRACTOR, by means of submittal, by the latter, of the corroborative documents, in the acquisition currency, the cost of replacement or repair of the commands and other components of the production string and of the fishing string belonging to the CONTRACTOR, which are lost or damaged, by accident not due to the normal wear nor to the CONTRACTOR's duly proven action or omission, with the deduction of a 25% depreciation per contract year, with a 20% residual

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        value, applying, for its calculation, the least indemnity cost (Ci)
        obtained by means of the following formulae:-

        Ci  = Vr.y (1 - 0.02083n), or Ci + Cr, where:.........................

        Ci  - indemnity cost;.................................................

        Cr  - repair cost;....................................................

        Vr  - replacement value;..............................................

        n - number of months between the date of the beginning of the CONTRACT and the date of the loss (the fraction of a month is counted as a whole month);........................................

        y   - 1 (for new strings), and 0.9 (for "Premium" strings)............

4.4.1. In the event there is a renewal of the string or of part of the elements that comprise the production string (pipes, commands and other components), during the period of validity of the CONTRACT, the depreciation period to be considered - the "n" of the formula, will be the one comprised between the purchase date and the date when the element or the string was lost........................................

4.4.2. PETROBRAS may, at its discretion and expense, carry out inspections in the drill string, its components and accessories, the CONTRACTOR being obliged to repair or replace, for its account, the equipment rejected..............................................................

4.5.    Transportation:.......................................................

4.5.1. PETROBRAS will provide transportation for all crew members of the UNIT from the port or airport, as indicated by PETROBRAS in the beginning of this CONTRACT, and vice-versa. At its exclusive discretion, the transportation to be provided will be by helicopter or vessel.............................................................

4.5.2. PETROBRAS will provide transportation of the material and equipment object of this CONTRACT, from the port or airport designated, to the
        UNIT and vice-versa...................................................

4.5.3. In any circumstances foreseen in items 4.5.1 and 4.5.2, the granting of insurance coverage will not be PETROBRAS' competence, and the CONTRACTOR waives immediately,, for itself and for its insurers, any return action against PETROBRAS or third parties at its service, as a result of the transportation provided.................................

4.5.4. In the cases when there is need to program exclusive air transportation, for the UNIT's inspection by the Navy and/or the SHIPPING OFFICE, the costs arising therefrom will be charged to the CONTRACTOR.............

4.5.5. PETROBRAS may provide air or sea transportation for the CONTRACTOR's materials, industrial or fresh water and fuel before the beginning of the CONTRACT, as defined in item 2.2.1. The costs arising therefrom will be reimbursed by the CONTRACTOR to PETROBRAS at the time the first invoice is issued...............................................

4.5.6. PETROBRAS will provide tugs and support vessels for the UNIT, from the location where the equipment general testing is performed, to the first location, between locations and from the last location to the Brazilian port or sheltered waters closest thereto, which will be chosen in common agreement by the parties.............................

4.5.6.1.PETROBRAS will supply support vessels for the positioning of the UNIT in the locations to be drilled under this CONTRACT.......................

4.5.7 PETROBRAS may provide tugs and/or support vessels to load and onload materials and to handle anchors, in a location to be defined between the parties, in the cases of inspection and/or dockages, including those arising from act of God or force majeure, as defined in the Twelfth Clause of this Contract. The costs arising therefrom will be reimbursed by the CONTRACTOR to PETROBRAS.............................

4.6 Fuel and Water - To supply, for its account, all fuel and water necessary for the operations, complying with the provision set forth in subitems 4.6.1 and 4.6.2, from the beginning of the CONTRACT, until its termination, as defined in subitems 2.2.1 and 2.2.2, respectively..........................................................

4.6.1. The supply of water mentioned in item 4.6 includes also the industrial water intended for the cleaning of the UNIT, the provision set forth in item 3.23 being complied with............................

4.6.2. PETROBRAS will supply, for its account, the fuel necessary for the UNIT's equipment, up to the limit of 12.775m3/year. Over this limit the onus will run for the CONTRACTOR's account........................

4.6.2.1.PETROBRAS will carry out the measurement of the fuel existing aboard the
        UNIT, at the beginning of the CONTRACT, at the end of each contract year, and at the end of the CONTRACT, when the average consumption will be calculated. The volume exceeding the established limit will be charged to the CONTRACTOR at the time of the measurement, at the consumer's sales price, on the date PETROBRAS issues the Debt Note, in force in the City of Rio de Janeiro-RJ, duly adjusted in keeping with the different ICMS aliquots in force in the State of Rio de Janeiro and in the State where the UNIT is operating............................................................

4.6.3. During the UNIT's dockage periods, all fuel consumed will run for the CONTRACTOR's full responsibility and cost, from the interruption of the operation until the return to the same previous situation. The fuel cost during that period will be charged to the CONTRACTOR, after the consumption calculation, and at a price to be defined according to the criterium mentioned in 4.6.2.1.................................

4.7. To maintain, besides the CONTRACTOR's Radio communications equipment, aboard the UNIT, equipment exclusively for PETROBRAS' communications with its land bases...................................................

4.8     To notify the  CONTRACTOR,  in writing,  on the imposition of eventual fines.................................................................

4.9.    To issue  the  Measurement  Bulletin  (MB),  as set forth in the Sixth
        Clause of this Contract...............................................

4.10. To issue the Operations Authorization(s) with all the information necessary for their performance, such as: location, time limit, amount, scope, and beginning and end dates............................

4.11 PETROBRAS will reimburse the CONTRACTOR, by means of submittal by the latter, of corroborative documents, in the acquisition currency, the cost of replacementof VX rings, VX with Hycar and VX with lead inserts for the BOP and ANM connections with wellheads and filter elements, as provided for in items 24, 25 and 34 of ATTACHMENT IV -
        MUTUAL OBLIGATIONS of the Chartering Contract.........................

(End of Clause)...............................................................

FIFTH CLAUSE - PRICES AND VALUE...............................................

5.1. For the chartering of the UNIT and its accessories, PETROBRAS will pay the rates set forth in ATTACHMENT II and ATTACHMENT III to this CONTRACT, under the conditions provided for in Clauses Sixth -
        Measurement, and Seventh:  Form of Payment............................

5.1.1. The contract prices include all specified tarriffs, supervision, administration, taxes, fiscal emoluments and all expenses that fall directly or indirectly upon the chartering, including profit, needed for its perfect fulfillment, until the end of the contract, no price revisions claims being therefore valid...............................

5.2.    The total estimated value of this present contract is of
        US$223,719,698.40, equivalent to R$238,485,198.49, converted at the exchange rate of R$1,0660/US$1,00, referring to the following charges:.............................................................

5.2.1.  Chartering of the UNIT:US$217,239,765.00;.............................

5.2.2.  Mobilization:  US$6,479,933.40;.......................................

5.3. PETROBRAS does not undertake to make the payment of the total estimated in item 5.2, but of the amount corresponding to the chartering effectively occurred and accepted by PETROBRAS.............

5.4 In the event the UNIT offered begins the Contract before the time period of 630 (six hundred and thirty) days granted according to item 2.3 of the present Contract, PETROBRAS will grant a bonus for anticipation, varying linearly from zero, for zero day of anticipation, up to a maximum value of 30% (thirty percent) of the value of the mobilization rate, for an anticipation greater than or equal to 180 (one hundre and eighty) days.

5.5 In the event the UNIT suffers a delay regarding the time limit granted in item 2.3 of the present Contract, the CONTRACTOR will have its mobilization rate reduced in up to 30% (thirty percent), for a delay greater than or equal to 90 (ninety) days, which will vary linearly up to zero, for zero day of delay.

5.6 In the event the UNIT suffers a delay exceeding 90 (ninety) days, counted in relation to the time limit granted in item 2.3 of the present Contract, besides the maximum reduction of 30% (thirty percent) in the mobilization rate, the CONTRACTOR will be subjected to the imposition of fines according to items 8.1 and 9.1 of the Chartering and Services Contracts, as of the 91st (ninety-first) day until the 180th (one hundred and eighthieth) day of delay.............

5.7. The financial resources necessary for the payment of the chartering object of the present CONTRACT are duly equated, and specifically assured  in  the  current  year's  budget  and  provided  for  in  the following ones, so as to cover the total contract period..............

(End of Clause)...............................................................

SIXTH CLAUSE - MEASUREMENT OF THE CHARTERING --

6.1.    Periodicity of the measurement of the chartering and  determination of the reimbursable expenses.............................................

6.1.1. For the chartering, the measurement will be monthly, according to the procedures mentioned below, with the consequent issuing of the respective Measurement Bulletins (MB):................................

        a) The initial measurement of the chartering will be made between the date of the beginning of this CONTRACT and the last day of the calendar month;...............................................

            a.1.) MOBILIZATION  measurement:  The  MOBILIZATION  OF THE  UNIT,
                  REF 106 of ATTACHMENT III to this CONTRACT, will have its measurement made after the release of the UNIT, by PETROBRAS to sail to the first location, after the general equipment testing forseen in item 3.1 of the CONTRACT is carried out.................................................

        b) The intermediate measurements of the chartering, corresponding to a given month of the order "m", cover the period between day 01 of the month "m" and the last day of the calendar month of the order "m";........................................................

        c)  The final measurement of the chartering will be made between day 01 of the month "m" and this CONTRACT's termination date.............

6.1.2.  The  reimbursable  expenses,  if  forseen  in the  CONTRACT,  will  be determined on any day of the month, according to the vouchers submitted to and accepted by PETROBRAS, and more than one
        determination   can  be  made  in  the  same  period  covered  by  the
        measurement...........................................................

6.1.2.1.The results found will be submitted to the CONTRACTOR on the 5th (fifth)
        working day, as of the submittal of said vouchers, by means of a Reimbursement Document (RD), which will be signed by the Manager of this
        CONTRACT, for invoicing purposes.................................

6.1.2.2.The reimbursable expenses and the deductions, if forseen in the
        CONTRACT, will be severally made evident in the Reimbursement Documents
        (RD).........

6.2.    Issuing of the Measurement Bulletins (MB).............................

6.2.1. PETROBRAS, through the Manager of this CONTRACT, at the end of each period as mentioned in the letters of subitem 6.1.1 of this Clause, will carry out the measurement of the chartering, gathering the results found in the Measurement Bulletin (MB), for the signature of the Manager of this CONTRACT and of the CONTRACTOR, complying with the following:........................................................

        a) For the initial, intermediate and final measurements ending on the last day of a given month of the order "m", the CONTRACTOR will receive one of the copies of the MB up to the 5th (fifth) working day of the subsequent month, so that it may submit the respective collection documents, as provided for in subitem 6.3.1 of this
            Clause;...................................................

        b) For the final measurement, when the termination of the CONTRACT does not occur in the last day of the month, the CONTRACTOR will receive one of the copies of the MB, up to the 5th (fifth) working day after the termination of the CONTRACT, so that it may submit the respective collection documents, as provided for in subitem 6.3.1 of this Clause......................................

        c) For each measurement period of the chartering, only 1 (one) collection document may be issued, being understood that collection documents with partial values regarding said period will not be taken into account for payment purposes;..............

        d) The portions regarding the basic values and the deductions are to be made evident in the Measurement Bulletins (MB), if provided for in the Contract;..............................................

6.3.    Time for the submittal of collection documents........................

6.3.1. The CONTRACTOR will submit the respective collection documents to PETROBRAS' Financial Department, as mentioned in item 7.1 of this
        CONTRACT, in the following conditions:................................

  TYPE OF            MEASUREMENT         OCCASION FOR THE SUBMITTAL OF
 MEASUREMENT          DOCUMENT              COLLECTION DOCUMENTS
--------------------------------------------------------------------------------
INITIAL                  MB                Up to the 8th working day following
INTERMEDIATE                               the last day of the chartering
AND FINAL                                  performance period, and PETROBRAS
                                           will make the payment on the 30th
                                           consecutive day, as of the final
                                           date of the measured period, the
                                           provision in subitem 6.3.1.1 being
                                           complied with.
--------------------------------------------------------------------------------
MOBILIZATION             MB                After the receipt of the MB, and
OF THE UNIT                                PETROBRAS will make the payment on
                                           the 30th consecutive day, as of the
                                           date the collection document is
                                           submitted.
--------------------------------------------------------------------------------
DETERMINATION            RD                In the first working day afer the RD
     OF                                    is issued, and the payment will be
REIMBURSABLE                               made within 30 (thirty) days, as of
  EXPENSES                                 the date of its submittal.
--------------------------------------------------------------------------------

6.3.1.1.The payments due by virtue of this CONTRACT, referring to the chartering, will always occur on the 30th day after the end of the measured period, covered by the MB's, or on the first working day subsequent thereto, provided the CONTRACTOR complies with the time limits for the submittal of the Collection Documents set forth herein. In the event of non-compliance, by the CONTRACTOR, with said submittal time limits, the payments will be postponed for the number of days equal to the delay in the delivery of such documents........................

6.4.    Measurements follow-up................................................

6.4.1. The CONTRACTOR undertakes to follow-up the measurements and the determinations carried out by PETROBRAS, offering, at that time, the impugnation or considerations it deems necessary, which will be submitted for PETROBRAS' appraisal and decision.......................

6.4.2. The CONTRACTOR's signature by its representative before PETROBRAS will imply in the acknowledgment of the accuracy of the Measurement
        Bulletin (MB) for all legal purposes..................................

(End of Clause)...............................................................

SEVENTH CLAUSE - FORM OF PAYMENT..............................................

7.1. The payments due as a result of this Contract will be made by PETROBRAS to the CONTRACTOR, in Brazilian currency, 30 (thirty) consecutive days as of the date of the end of the last day of the period of execution of the service, provided the CONTRACTOR submits the collection documents up to the 8th (eighth) working day following the last day of the period of execution of the services.

7.1.1. The payments will be made on the basis of the average exchange rate of the American Dollar selling price, in force on the working day immediately before the date of the effective payment..................

7.1.2. The payment of eventual difference in readjustment will be made on the same day when the payment of the respective service occurs, provides the CONTRACTOR submits the corresponding collection document up to the 5th (fifth) working day the indexes that permit the issuing of the Readjustment Bulletin (RB) are known...........................

7.1.3.  The payment of reimburseable expenses, if any, will be made 30 (thirty)
        days after the submittal of the collection document...................

7.1.4 In the event of non-submittal of the collection documents within the time limits set forth above, the payments will be postponed for the number of days corresponding to those of the delay in the submittal of the collection documents.

7.2. The collection documents should be submitted, together with the original of the document giving rise to it (MB, RB, RD) in the Docket of the Financial Department indicated by PETROBRAS, for the purpose of checking the time limits for the payment.

7.3. The collection documents will be issued without erasures, complying with the pertinent laws in force, and will contain obligatorily the following information:..........................................................

        a)  Place  and  date  of its  issuing  and  number  of the  collection document;.........................................................

        b)  Number and date of signature of the contract deed;................

        c)  Number and date of the documents originating them (MB, RB, RD); ..

        d)  Gross value of the  collectoin documents, numbers and in writing;

        e) Name and code of the banking establishment, branch, and the respective code, and number of the current account of the payee, where the payments will be made;

        f) In order that a particular payment is made in a banking establishment different from the one indicated at the time the contract deed was signed, such amendment will obligatorily be preceded by a fax/correspondence from the CONTRACTOR or shall appear in the payee's collection document.

        g) Location where the chartering was rendered and/or performed. If the chartering was performed in several locations, its value will be broken down for the locations of its performance and the period  in  which  it was  rendered  in each  location  should  be mentioned;........................................................

        h)  Gross amount of the  collection  document,  both in numbers and in writing;..........................................................

        i)  place for payment  purposes,  as provided for in subitem  7.1.3 of this Clause;......................................................

        j) Signature of the CONTRACTOR's representative, accredited before PETROBRAS, above his name and position typewritten or with a stamp of the CONTRACTOR company identifying him;..................

        l)  (sic)  List of taxes  charged  on the  amount  invoiced  and which should be withheld by the disbursing office;......................

        m) (sic) In the case of Addendum or Agreement-Letter to the CONTRACT which implies in the payment, besides the above mentioned data, its number and the date of its signature should also be added.....

7.2.1. The omission of any of the above-mentioned data will cause the return of the collection document by PETROBRAS' Financial Department within
        05 (five) working days................................................

7.3.1. In the event the collection document is inaccurate, it will be returned to the CONTRACTOR and the time limit foreseen in item 7.1 will be postponed for as many days as those corresponding to the delay in the submittal of such document.

7.3.2. In the event of re-submittal of the collection document, as a result of a previous impugnation, this fact should appear in the history of the collection document.

7.3.3. The CONTRACTOR will obligatorily submit, every month to the Manager of the Contract:---

        a)  Payroll of the CONTRACTOR's employees who are involved in the rendering of the services contracted.............................

        b) A photocopy of the Social Security Payment Slip (GRPS), duly settled and authenticated, obligatorily filling out the data that identify PETROBRAS, informing in field "8" of the GRPS (other information), the name, CGC/CEI of PETROBRAS, number, date and amount of the Invoice or Bill of Sale referring to the services rendered in the month.............................................................

        c) In case of a Cooperative, to submit the payment vouchers of the amounts paid, distributed or credited to its members as remuneration for the services rendered in the fulfillment of this Contract.....

7.3.4   The collection documents will not be accepted by PETROBRAS if submitted with the INcome TAx at Source already withheld........................

7.3.5 It is the responsibility of PETROBRAS: disbursing office the explanations of doubts regarding the issuing of the collection documents.............................................................

7.3.6 Eventual payments made for more or for less by PETROBRAS, will be compensated as soon as they are detected, and the respective amounts will be duly corrected...............................................

7.3.7. The CONTRACTOR should indicate the place and fax number, if any, for the receipt of the "Notice of Payment Foreseen".

7.4. The vouchers for reimbursable expenses due to CONTRACTOR as a result of this contract deed, will be previously submitted to the Manager of the Contract, for checking, besides being duly settled by the respective supplier or service renderer, when such is the case...................

7.4.1. If the originals cannot remain in PETROBRAS' hands, copies thereof may be submitted, which will be checked by the Inspector and/or Manager, and the following should appear in every original document: "COPY SUBMITTED FOR REIMBURSEMENT ON ____/___/___", followed by the signature and identification by name, position and registry number, and the originals will be returned to the CONTRACTOR. The following text will appear in the copies of each document in PETROBRAS' hands: "CHECKED WITH THE ORIGINAL ON ___/___/___", which the Inspector and/or Manager will sign, identifying the signature by name, position, and registry number.....

7.4.2. In special cases of reimbursement of import expenses (duties and/or expenses), the CONTRACTOR will submit a letter forwarding the vouchers for such expenses, together with the import process to the department in charge of its follow-up.

7.4.3. The receipt, duly formalized by PETROBRAS of any reimburseable expense voucher, does not represent the recognition of the debt, nor the proof that the expenses were made.................................

7.4.4. The collection of reimburseable expenses will be made through the issuing of a Services Invoice, after approval of said corroborative documents and issuing by PETROBRAS of the respective Reimbursement Document - DR, which will be issued up to 5
        (five) working days, as of the date of submittal of said documents. -

7.4.4.1.PETROBRAS Inspection has 3 (three) working days to proceed with the checking of the expense vouchers and to notify its approval to the CONTRACTOR, so that it may issue the Combined Invoice and Bill of Sale.

7.4.5. The total amount of the collection document will be obtained by applying the following formula:

                  VTD   , where
                --------
      VTR =      1- ICP

      VTR = total amount to be reimbursed to the CONTRACTOR;

      VTD = total amount of the reimbursable expenses, actually authorized;

       ICP = total of the sum of the aliquots of taxes collected, in the decimal form (ISS or ICMS, as the case may be, COFINS and PIS/PASEP).

(End of Clause)...............................................................

EIGHTH CLAUSE - FINES.........................................................

8.1. Non-compliance, by the CONTRACTOR, after ninety-one days beyond the time limit mentioned in item 2.3 of this Contract, will imply in the imposition of a fine against the CONTRACTOR, in a written notice, corresponding to 30% (thirty per cent) of the rate provided for in REF
        101 of ATTACHMENT III, per day of delay...........................

8.2.    In  the  event  of  non-compliance,   by  the  CONTRACTOR,   with  the
        inspection's requirements within the time limit it may set, PETROBRAS may, by a written notice, impose upon the CONTRACTOR, per day of non-compliance with such requirements, as of the end of the time limit set, a fine corresponding to 20% (twenty per cent) of the rate provided for in REF 101 of ATTACHMENT III. ...........................

8.3. The penalties set forth in this Clause do not exclude any other provided for by the Laws in force and/or in this CONTRACT, nor the CONTRACTOR's liability for damages it may cause to PETROBRAS, as a result of non-fulfillment of the conditions agreed upon herein.

8.4. The amount corresponding to the sum of the basic values of the fines applied is limited to 10% (ten percent) of the estimated value of the present CONTRACT......................................................

8.5. The penalties to which the CONTRACTOR is subjected to due to the provision set forth in this Clause, will be discounted in the first payment and in the subsequent ones, which the CONTRACTOR is entitled to, after the sanctions are applied by PETROBRAS......................

8.6. In the event of balance, PETROBRAS reserves itself the right to make or complement the deduction in collection document(s) related to any other contract deed eventually entered into with the CONTRACTOR, or to use any other adequate means to settle the debt, if necessary......

8.7. The CONTRACTOR may appeal against the imposition of the fine, in a declaration, within the non-deferrable time limit of 15 (fifteen)
        consecutive days as of the date the notice is received................

8.8. Non-appearance of the CONTRACTOR's personnel for boarding on the date and time agreed upon between PETROBRAS and the CONTRACTOR, will subject the CONTRACTOR to the payment of a fine of US$140.00 per passenger in the case of air transportation, and US$40.00 in the case of sea transportation.................................................

8.8.1. The fine set forth in item 8.8 will not be charged if the CONTRACTOR requests PETROBRAS to change the boarding schedule at least 24 (twenty-four) hours in advance.

8.9. In a written notice and without prejudice of the capacity to rescind the CONTRACT, PETROBRAS may impose upon the CONTRACTOR a compensatory fine of 100% (one hundred percent) of the amount of the conviction, due to default of its labor, social security or tax obligations.

8.9.1.The payment of said fine will not exempt the CONTRACTOR from the obligation to reimburse PETROBRAS for the amount imposed upon it as a result of an eventual joint conviction passed by a Labor Court or by the proper administrative jurisdictions.

8.9.2.The CONTRACTOR will be fined in the percentual of 5% (five percent) on the amount of the invoice in the event it does not submit the GRPS or submits at variance.

(End of Clause)...............................................................

NINTH CLAUSE - INSPECTION.....................................................

9.1. The inspection of the chartering contracted herein will be carried out by PETROBRAS' representatives, and the CONTRACTOR undertakes to allow their free access to the UNIT and to the operations locations, and to comply immediately with the observations of such inspection, which will have ample powers:.........................................

9.1.1. To determine, provided it comes to its knowledge and is within its capacity, the suspension of the operations which perhaps are being carried out in disagreement with the good technique or which threaten the safety of persons or assets of PETROBRAS, third parties and of the CONTRACTOR itself, subitem 2.1.7 of ATTACHMENT II being complied with.

9.1.2. To refuse the employment of condemned or improper equipment and materials, tools and productions string components, as well as operations which do not comply with the established programs;........

9.1.3. To order the withdrawal from the work site, of any of the CONTRACTOR's employees who, in PETROBRAS' opinion, may endanger the good performance of the operations or hinder its inspecting activities;...............

9.1.4.  To certify on the accuracy of the information reported daily by the
        CONTRACTOR;...........................................................

9.1.5. To notify the CONTRACTOR, in writing, on the imposition of the penalties provided for in this CONTRACT, including those referring to the
        CONTRACTOR's action or omission;......................................

9.1.6.  To  request  from the  CONTRACTOR  a detailed  report on any  accident occurred and on any operation or repair performed.....................

9.2. However, the responsibility, operation, movement and administration of the UNIT will be under the exclusive control and command of the
        CONTRACTOR or its employees...........................................

9.3. The total or partial action or omission of the Inspection, does not lessen at all the CONTRACTOR's full responsibility for the rendering of the obligations agreed upon herein, nor does it imply in any reduction or change in the CONTRACTOR's obligations in the faithfull and perfect fulfillment of the present CONTRACT...................................

9.4. Recording - PETROBRAS' Inspection should record its observations on the Driller's Log approved by the IADC and on the Daily Drilling Certificate
        (ADP), to safeguard the rights and responsibilities foreseen in this
        CONTRACT..............................................................

9.5. During the contract period, PETROBRAS will carry out the CONTRACTOR's performance evaluation, covering the groups in equipment and material, human resources, installations, quality and efficiency. The results of the performance evaluations will be notified and consolidated by means of a service performance certificate..................................

(End of Clause)...............................................................

TENTH CLAUSE - RECISSION......................................................

10.1. PETROBRAS may rescind the present CONTRACT, without the CONTRACTOR being entitled to any right to indemnity and/or withholding in the following cases:......................................................

10.1.1. Nonfulfillment, or irregular fulfillment of contract clauses, specifications, operations and INSPECTION's requests, or the repeated commitment of faults in the fulfillment of the CONTRACT;..............

10.1.2. Total or partial subcontracting of the object of the present CONTRACT, the association of the CONTRACTOR will another, merger/division or total or partial incorporation, except if allowed for in this CONTRACT, which affects the good performance of this instrument;......................

10.1.3. Interruption of the operations for more than 60 (sixty) days;.........

10.1.4. Decree of the CONTRACTOR's bankruptcy.................................

10.1.5. Suspension of the operations for more than 60 (sixty) days;...........

10.1.6. When the limit for the  imposition  of  penalties  provided for in the item 8.4 of this CONTRACT is attained;................................

10.1.7. Slowness in the performance of the works, leading PETROBRAS to prove the impossibility of completing the operations within the established time limits;..........................................................

10.1.8. Non-compliance with the determination of PETROBRAS' agent appointed to follow-up and inspect the fulfillment of the CONTRACT, as well as those of his superiors;...............................................

10.1.9. The dissolution of the CONTRACTOR;....................................

10.1.10.The social change or the modification of the company's purpose or structure, which in PETROBRAS' opinion, hinders the performance of the operations;...........................................................

10.1.11.Delay in the beginning of the fulfillment of the CONTRACT for more than
        180 (one hundred and eighty) days.....................................

10.1.12.Recision of the SERVICES RENDERING CONTRACT for Evaluation and/or
        Completion and/or Workover using the UNIT, entered into between
        PETROBRAS and MARITIMA NAVEGACAO E ENGENHARIA LTDA....................

10.1.13.If the limit set forth in subitem 2.1.9 of ATTACHMENT II to this
        CONTRACT is attained..................................................

10.1.14.If the limits set forth in NOTE 2 of REF. 102 of ATTACHMENT II to this
        CONTRACT is attained..................................................

10.1.15.Non-submittal of the proof of fulfillment of labor obligations towards the employees directly involved in the services object of this CONTRACT, including social security contributions and deposits in the FGTS, when requested by the Inspection, or proof of such default;................

10.1.16.Non-submittal or submittal at variance of the GRPS, when the corresponding invoice is delivered....................................

10.1.16.1 The rescision for this reason does not prevent PETROBRAS from imposing the respective fine, foreseen in 8.7.2................................

10.2.   In the event of rescision of the contract deed for the reasons foreseen in 10.1, PETROBRAS will:..............................................

        a)  take  over the  object  of the  contract  deed,  on the  stage and location where it is found;.......................................

        b)  enforce the contract  guarantee,  if any, for the reimbursement of the amounts of fines and indemnities due to it;...................

        c)  withhold the credits  arising from the  contract  deed,  up to the limits of the damages caused to it;...............................

10.3. After the CONTRACT is rescinded, as set forth in this Clause, the CONTRACTOR is liable, in legal and contract fashion, for the violation or inadequate performance which gives rise to the rescision, as well as for the reimbursement of damages which PETROBRAS may come to sustain.........................................

10.4. After the CONTRACT is rescinded, PETROBRAS at its exclusive judgment, may adjudicate the operations object thereof to whom it deems appropriate, without behoving the CONTRACTOR any consultation or interference, claim and/or indemnity, for whatever title, and the
        CONTRACTOR  will be liable to legal and  contract  penalties,  besides being liable for damages PETROBRAS may sustain........................

10.4.1. The  CONTRACTOR  is  also  liable  for  the  pertinent  administrative sanctions, its full defense being guaranteed..........................

10.5. In the event PETROBRAS does not impose the right to rescind the present CONTRACT according to this Clause, it may, at its absolute discretion, withold the payments of pending invoices, until the CONTRACTOR fulfills the contract condition it has infringed, but such fact will not represent novation nor will it generate rights that may be claimed by the CONTRACTOR..........................................

(End of Clause)...............................................................

ELEVENTH CLAUSE - FISCAL CHARGES..............................................

11.1. Taxes (taxes, fees, emoluments, fiscal and parafiscal contributions) that are due as a direct or indirect result of the present CONTRACT, or of its fulfillment, will be the exclusive responsibility of the taxpayer, so defined in the tax rule, with no right to reimbursement. PETROBRAS, as the withholding source, will withhold and pay within the legal time period, from the payments it makes, the taxes it is liable to by the laws in force.................................................

11.1.1. The CONTRACTOR states that, in quoting its prices, it has taken into account the taxes (taxes, fees, emoluments, fiscal and parafiscal contributions) charged on the fulfillment of this CONTRACT, and it cannot make any claim due to error on such evaluation, for the purpose of requesting a price revision ou reimbursement of payments set down by the property authority............................................

11.1.2. Once found, during the period of validity of the CONTRACT, that the CONTRACTOR has unduly added to its prices amounts corresponding to taxes, fiscal and/or parafiscal contributions and emoluments of any kind that are not charged to the performance of the services agreed upon, such values will be immediately excluded, with the consequent reduction of the prices practiced and reimbursement of amounts that may have been paid to the CONTRACTOR...............................................

11.2. If, during the period of validity of this CONTRACT, any of the following events occur:
        o   creation of new taxes;............................................
        o   extinction of existing taxes;.....................................
        o   changes in the aliquots;..........................................

        o   establishment of tax incentives of any kind; and..................

        o   exemption or abatement of federal, state or county taxes;.........

        which, provedly come to increase or reduce the burdens of the parties to the contract, the prices will be revised, so as to fit them into the changes made, compensating, at the first opportunity, any differences arising from such changes. However, if it is a question of tax incentives, the advantages arising therefrom will always be for PETROBRAS.........................................................

(End of Clause)...............................................................

11.2.1. The price revisions referred to in 11.2, be it for more or less, will be done according to the following criterium:

        [OBJECT OMITTED]

        K = Factor inciding upon the initial price;

        A1 =Aliquot  referring  to  taxes  due as a  result  of the  Contract, according  to the laws in  force on the date and the  CONTRACTOR's proposal is submitted;............................................

        A2 =New  aliquotes in force after the date the  CONTRACTOR's  proposal is submitted  and/or during the performance of the services object of the Contract...................................................

(End of Clause)...............................................................

TWELFTH CLAUSE - FORCE MAJEURE................................................

12.1. PETROBRAS and the CONTRACTOR will not be liable for the nonfulfillment of their respective obligations in case of events that characterize an act of God or force majeure defined in the sole paragraph of Article
        1.058 of the Brazilian Civil Code. Any suspension of performance due to such item 12.1 will be limited to the period during which such cause or its consequences exist, and such period will be added to the duration of the CONTRACT mentioned in the Second Clause of the present CONTRACT. However, the CONTRACTOR is assured the right to receive the rate provided for in REF 104 of ATTACHMENT III, with the exception of the exemption from payment set forth in subitem 2.1.4 of the ATTACHMENT II, and the reimbursements mentioned in this CONTRACT, and furthermore, the parties will severally assume their losses............................

12.2 If the circumstances that justify the invoking of the existence of an act of God or force majeure occurs, the party unable to fulfill its obligations will immediately notify the other party, in writing, on the occurrence and its consequences....................................

12.3. If the impediment arising from the force majeure lasts for more than 90 (ninety) consecutive days, any of the parties may opt for the termination of the CONTRACT, with both parties complying with their mutual obligations due until the date of the beginning of said impediment............................................................

(End of Clause)...............................................................

THIRTEENTH CLAUSE - ASSIGNMENT AND TRANSFER...................................

13.1. The CONTRACTOR cannot assign or transfer, in whole or in part, the present CONTRACT, except with PETROBRAS' prior authorization in writing...............................................................

13.2. The CONTRACTOR cannot assign or give in guarantee, at any title, in whole or in part, the credits of any kind, arising or deriving from the present CONTRACT, except with PETROBRAS' prior authorization in writing. The prior authorization will obligatorily state that PETROBRAS imposes upon the assignee of the credits the exceptions that behooves it, mentioning expressly that the payments to the assignee will be conditioned to the fulfillment, by the assignor, of all of its contract obligations.......................................

13.3. The occurrence of the above mentioned events, duly authorized by PETROBRAS, does not exempt the CONTRACTOR from any of its contract obligations...........................................................

13.4. PETROBRAS may assign or transfer, in whole or in part, the present CONTRACT, under commercial conditions to be agreed upon by the parties. .............................................................

(End of Clause)...............................................................

FOURTEENTH CLAUSE - ADDITIONAL EQUIPMENT......................................

14.1. PETROBRAS may install in the UNIT the additional equipment it deems necessary for research, drilling, completion of wells or production. It is agreed, however, that no structural change will be made in the UNIT without the CONTRACTOR's consent in writing. All PETROBRAS' equipment installed in the UNIT will remain its property, and it will be removed by it before the end of this CONTRACT. The installation and removal expenses will run for PETROBRAS' account. During the installation and removal of PETROBRAS' equipment, the rate set forth in REF 104 of ATTACHMENT III will be paid if the interruption of the operations becomes necessary..........................................

(End of Clause)...............................................................

FIFTEENTH CLAUSE - ATTORNEY OF RECORD.........................................

15.1. The CONTRACTOR undertakes to maintain, in the City of Rio de Janeiro, State of Rio de Janeiro, Federative Republic of Brazil, during the contract period and until the settlement of eventual demands arising from this CONTRACT, a representative with "ad-judica et extra" powers, who may receive service of process, inclusive in execution proceedings, as well as to sign compromise and settlements regarding controversies resulting from this CONTRACT, and the summons can be made by publication, in the event of absence or lack of an Attorney...........

15.1.1. Within 30 (thirty) days after the signature of the present CONTRACT, the CONTRACTOR will notify PETROBRAS the name, qualification, office and residence of its representative and attorney of record, as set forth in item 15.1....................................................

(End of Clause)...............................................................

SIXTEENTH CLAUSE - CONTRACT RELATIONSHIPS.....................................

16.1. This CONTRACT is related to another one for the rendering of services of evaluation and/or completion and/or workover, signed on this same date between PETROBRAS and MARITIMA NAVEGACAO E ENGENHARIA LTDA.

(End of Clause)...............................................................

SEVENTEENTH CLAUSE - INTERVENIENCE............................................

17.1.   Clause non-applicable in this Contract................................

(End of Clause)...............................................................

EIGHTEENTH CLAUSE - LIABILITY.................................................

18.1. PETROBRAS' and the CONTRACTOR's liability for damages will be limited to the direct damages in accordance with the Brazilian Civil Code and pertinent laws, with exception of loss of profit and indirect damages, the direct damages being limited to 100% (one hundred percent) of the total contract value..................................

(End of Clause)...............................................................

NINETEENTH CLAUSE - COMPLEMENTARY DOCUMENTS

19.l. The ATTACHMENTS mentioned. below are an integral part of the present CONTRACT and, in the event of disagreement between the Attachments and the CONTRACT, the text of the CONTRACT will prevail...............

ATTACHMENTS:..................................................................

I - Technical specifications of the UNIT .....................................

II - Applicability of the Rates and Incidentals in the Performance............

III. - Unit Prices Spreadsheet ...............................................

IV - Mutual Obligations ......................................................

V - List of Specialized Personnel;............................................

VI - Environment Operating Conditions.........................................

VII - PETROBRAS' Safety Rules.................................................

VIII - Equipment Testing Program..............................................

IX - Procedures In the Event of Fatal Accidents...............................

(End of Clause)...............................................................

TWENTIETH CLAUSE - PRICE READJUSTMENT.........................................

20.1.   The contract prices are fixed and non-readjustable....................

(End of Clause) ..............................................................

TWENTY-FIRST CLAUSE - ACCEPTANCE..............................................

21.1. After the chartering operations are completed in strict compliance with the conditions set forth in this contract deed, PETROBRAS will accept them by means of a Definite Deed of Receipt, signed by both parties...............................................................

21.2. The signature of the Definite Deed of Receipt does not exempt the CONTRACTOR from the liabilities foreseen in this contract and in the laws in force.........................................................

(End of Clause) ..............................................................

TWENTY-SECOND CLAUSE - LOSS OR DISAPPEARANCE..................................

22.1. In the event the Vessel is lost or disappears, no payment regarding the same will be due by PETROBRAS to the CONTRACTOR, as of the day or as of the moment it was last heard of.................................

(End of Clause)...............................................................

TWENTY-THIRD CLAUSE - GROSS OR  GENERAL AVERAGE...............................

23.1.   The  gross  or  general  average  will be  ruled in the Port of Rio de
        Janeiro according to the York and Antuerp Rules/1974..................

(End of Clause) ..............................................................

TWENTY-FOURTH CLAUSE - JURISDICTION...........................................

24.1. The Jurisdiction of the County of the Capital of the State of Rio de Janeiro will be competent to settle any questions arising from the present CONTRACT, with the express waiver, by the parties, of any other, however privileged ............................................

(End of Clause) ..............................................................

AND BEING THUS AGREED,  the parties sign the present deed in 3 (three)  copies with the same tenor, with the witnesses below ........................

Rio de Janeiro, December 05, 1997.............................................

PETROLEO BRASILEIRO S.A. - PETROBRAS..........................................

(Signed:) (Luis Eduardo G. Carneiro)..........................................
           ------------------------
LUIZ  EDUARDO G.  CARNEIRO  -  EXECUTIVE  SUPERINTENDENT  OF  EXPLORATION  AND
PRODUCTION SOUTH - SOUTHEAST..................................................

MARITIMA NAVEGACAO E ENGENHARIA LTDA..........................................

(Signed:) German Efromovich...................................................
          -----------------
GERMAN EFROMOVICH - PRESIDENT ................................................

WITNESSES:....................................................................

(Signed:) (illegible) CPF No. 299.579.427-49................................

(Signed:) Roberta Lomenha da Costa - CPF No. 034.053.477-00 ................

CONTRACT 101.2.100.97-8.......................................................

CONTRACT 101.2.100.97.8.......................................................

                                   CHARTERING
                                  ATTACHMENT II
                         APPLICABILITY OF THE RATES AND
                          INCIDENTS IN THE PERFORMANCE.
1 - APPLICABILITY OF THE RATES - DEFINITION OF THE SERVICE RATES PER 24 (TWENTY-FOUR) HOUR DAY

REP 101 - OPERATION RATE - It will be applied during the activities requiring the use of the UNIT, such as electric logging, formation testing,
completion, workover   operations,   including   line  scouring  and  cutting
operations....................................................................

REP 102 - REPAIR RATE - In the periods when there is an interruption of the activities that require the use of the UNIT, mentioned in REF 101 of this ATTACHMENT and the operations for Moving the UNIT between locations, REF 105 of this ATTACHMENT, due to maintenance, including replacement of mud pump spare parts, and/or repair in the UNIT's equipment, or in those which supply is the CONTRACTOR's responsibility, no rate will be due ......................

NOTE 1. The repair period will be considered as of the interruption of the operation that is being performed, until the return to the same situation when the interruption occurred, except for the periods when the interruption in the repair activities occur due to adverse sea conditions, as set forth in
NOTE 2 of REF. 104 ...........................................................

NOTE 2. In the event the CONTRACTOR remains in REPAIR RATE for an accumulated total of 30% of the time, for any period of 6 contract months, PETROBRAS may rescind the present CONTRACT, based on subitem 10.1.14 of this CONTRACT ......

NOTE 3. It will be considered as repairs the occurrences due to wash outs in the drill pipe and in the other elements of the drill string, belonging the CONTRACTOR, with exception of those arising from the presence of H2S and from abnormal mechanical conditions occurred in the well ..........................

NOTE 4. At the Inspection's discretion, for the maintenance of the BOP, the CONTRACTOR may be granted a franchise of up to 24 hours between the instant the BOP is set on the test stump, until its operational withdrawal, and the moment of its movement for the next running in another well, without the CONTRACTOR entering into the repair rate, provided such maintenance is carried out according to international standards. In the period within these 24 hours intended exclusively for the BOP maintenance, the waiting rate (Ref. 104) will be due........................................................................

REP.  103 - RATE  ADDITIONAL  (AT) - The  CONTRACTOR  will not be  entitled to receive a Rate Additional.....................................................

REF. 104 - WAITING RATE (TE) - corresponds to 95% of the operation rate (TO) and which will be applied in BAD WEATHER, FORCE MAJEURE and WAITING situations, as defined below:.................................................

1) BAD WEATHER SITUATIONS - in the event of stoppage of the operations when environmental conditions are so severe as to endanger the UNIT's operating capacity, the limitations in ATTACHMENT VI, being complied with, making the operations unstable or unsafe or preventing support vessels to have access to the UNIT, or preventing the tugs operations, at the time of change of locations, although the UNIT may operate normally, in spite of the BAD
     WEATHER ...................................

2) FORCE MAJEURE SITUATIONS - during the period when the UNIT cannot operate, due to act of God or force majeure, as defined in the TWELFTH CLAUSE of the CONTRACT, until the removal of the impediment or the rescision of the CONTRACT, as the case may be ..........................

3) WAITING - waiting for the arrival, maintenance or availability of materials from PETROBRAS or third parties, under PETROBRAS' responsibility, even if the maintenance is made in the UNIT; waiting for daylight to carry out formation tests; waiting for orders from PETROBRAS, such as, but not limited to, change of programs, definition to proceed with the completion or other production activity, rest for PETROBRAS' team or of those of third party at PETROBRAS' service; waiting for towage or support vessels.......

NOTE 1. The period spent in disconnecting the LMRP from the BOP due to environmental conditions, will be considered as bad weather, until the return to the previous situation ....................................................

NOTE 2. If a BAD WEATHER situation occurs which interrupts a repair activity, the Waiting Rate (REF 104) with a 25% (twenty-five percent) redution, will be due during that period ....................................................

REF. 105 - MOVING RATE - corresponds to 95% (ninety-five percent) of the
Operation Rate (TO) and will be applied during the following periods:.........

a) Beginning of the Contract - After the acceptance of the UNIT's equipment operating conditions, once the general testing provided for in ITEM 3.1. of the CONTRACT has been carried out, until the spud in of the first well or reentry in the first well (beginning of lowering the first tool for access to the well); ................................................

b) Between locations - After the end of the completion or intervention operations in a well, with the arrival of the BOP or tool used in the well (the one which occurs last) in the moon pool, until the spud in or reentry in a new well (beginning of lowering the first tool for access to the well); ..................................................................

NOTE: This period includes the DP system calibration and tests, always on each new location, and in others in each contract year or at any time, when requested by PETROBRAS, ......................................................

c) End of Contract - After the end of the spud in or intervention operations in the last well, with the arrival of the BOP or tool used in the well (the one which occurs last) in the moon pool, until the UNIT's arrival in a place of sheltered waters location, chosen in common agreement between the parties, or, if there is PETROBRAS' equipment.
     still aboard, until the withdrawal of such equipment from the UNIT......

REF. 106 MOBILIZATION OF THE UNIT (MOB) - to the Santana Island, in the State of Rio de Janeiro, or in a place in sheltered waters to be indicated by PETROBRAS, included therein all the costs inherent to the displacement of the UNIT, such as, but not limited to: insurances, customs clearance, port fees, fuel, crew, tow, taxes referring to the UNIT, all costs incurred until the beginning of the validity of the daily rates, as defined in item 2.3 of this ATTACHMENT, such as: transportation and hostelry for PETROBRAS' and/or third party's personnel, transportation of materials and transportation of equipment of the CONTRACTOR between the UNIT and the cost, this total value being limited to the maximum value of 60 (sixty) daily operations rate (the sum of the chartering and services rendering rates), in United States Dollars..........................

REP.  107  DEMOBILIZATION  OF THE UNIT  (DEMOB)  - No rate  will be due or the demobilization of the UNIT and its fittings...................................

2 - INCIDENTS IN THE PERFORMANCE .............................................

2.1. Exemption from Payment - PETROBRAS will be exempted from the payment of the rates foreseen in this ATTACHMENT, during the period in which occurs ...............................................................

2.1.1. Interruption of the services due to the CONTRACTOR's duly proven fault arising from operational error, and/or lack of material or equipment, inclusive due to the loss of equipment or subaquatic spare parts ................................................................

2.1.2.  Stoppage of the  services  and/or of the UNIT due to measures  related to the impositions by made the insurers ..............................

2.1.3.  CONTRACTOR's  refusal  to operate  under the  conditions  foreseen  in
        ATTACHMENT  VI - Environmental Operating Conditions ..................

2.1.4. Stoppage of the services and/or of the UNIT for inspection or dockage purposes, including surveys and dockages arising from act of God or force majeure, as defined in the TWELFTH CLAUSE of the CONTRACT, the corresponding expenses also running for the CONTRACTOR's account......

NOTE 1. The exemption from payment will begin in the moment there is an interruption of the operational continuity object of this CONTRACT, even if the withdrawal of all or part of PETROBRAS' and/or the CONTRACTOR's cargo becomes necessary for the inspection and/or dockage...........................

NOTE 2. The end of the exemption from payment,  due to the  inspection  and/or dockage, will occur:..........................................................

        a)  On the  return to the same  location,  the  moment  the  operations returns to the previous situation;................................

        b) In the mobilization to another location, the moment the UNIT starts sailing after PETROBRAS' and/or the CONTRACTOR's materials have been put back on board.......................................

2.1.5. Occurrence of kick, drill string sticking, loss of circulation, fishing or abandonment, caused by the CONTRACTOR's duly proven action or omission, from the moment the problem was ascertained, until the return to the situation prior to its occurrence, or displacement to another location, in the event of abandonment .........................................................

2.1.5.1.The exemption from payment referred to in 2.1.5 will be limited to a period of 15 (fifteen) days, per event, after which the reduction foreseen in subitem 2.2.3 of this ATTACHMENT will be applied
        .....................................................................

2.1.6. Occurrence of blow out caused by the CONTRACTOR's duly proven action or omission, from the moment the problem was ascertained, until the return to the situation prior to its occurrence ......................

2.1.6.1.The exemption from payment referred to in item 2.1.6 will be limited to a period of 45 (forty-five) days, after which the reduction foreseen in subitem 2.2.4 of this ATTACHMENT will be applied......................

2.1.7.  Suspension  of the  services,  determined  by  PETROBRAS'  Inspection, based on item 9.1.1 of the CONTRACT...................................

2.1.8. Interruption of the operations due to a failure occurred in any of the UNIT's equipment, at the time of the testing to be carried out according to item 3.1 of the CONTRACT ................................

2.1.9. In the occurrence of events of exemption from payment provided for in subitem 2.1.1, 2.1.2, 2.1.3, and 2.1.7, for a total accumulated period exceeding 30% in any 6 month period, PETROBRAS may rescind the present CONTRACT, based on its subitem 10.1.12.

2.2.    REDUCTION IN THE DAILY OPERATION, WAITING AND MOVEMENT RATE...........

        The rates foreseen in this ATTACHMENT will be reduced in the following cases .

2.2.1. Total or partial inoperativeness or malfunction of any equipment which delays or hinders the operation, such as, but not limited to, winches, top drive, kelly spinner, geolograph, current meter, air compressors, shale shaker, mixing pumps, mud laboratory equipment and bulk receipt and transfer systems, are reason for the reduction of the daily rate provided for in REF 101, in 1% (one percent), cumulative per equipment, provided the CONTRACTOR is notified in writing in the Daily Drilling Certificate (ADP), by PETROBRAS'
        Inspection  and  which,  after the time  limit the  latter  has set to repair said equipment, such repair has not been made .................

2.2.2. Low Efficiency - REFERENCE RATES 101 and 105 of this ATTACHMENT will have a 20% (twenty percent) reduction, in the event low efficiency is verified, according to the operating efficiency parameters listed below. Such reduction will be applied during the whole corresponding activity period in which low efficiency is verified:..................

Operating Parameters: ........................................................

-   Maneuver of the drill string in a cased well (except BHA): ...............

        o   Inside the riser and 20" casing = 500 m/h.........................
        o   Inside the 13 3/8" casing = 600 m/h ..............................
        o   Inside of 9 5/8" casing = 700 m/h ................................

-   Break of DP's per unit - 25jt/h ..........................................

-   Casing string run in the  sea/inside  the  riser/previous  casing  (joints approximately 12 m long) .................................................

        o   30" Casing -     2 jt/h
        o   20" Casing -     5 jt/h

        o   13 3/8" Casing - 13 jt/h
        o   9 5/8" Casing -  18 jt/h
        o   7" Casing -      15 jt/h

-   Running of  drilling  riser,  excluding  normal  time for  testing  (50 ft joints): 45/m/h ..........................................................

-   Pulling of drilling riser (50 ft joints): 60 m/h

-   Installation   or   pulling   of   the   kill/choke    lines/   telescopic
    joint/stretchers: 6,0h ...................................................

-   Diverter installation or pulling: 2,0h ....................................

-   Assembly of the dampening lines in the M.R.:  1,5h........................

-   Assembly of the flexitube equipment: 5,0h. ...............................

-   Assembly of the production tail: 2,0h ....................................

-   Tubing running or pulling, per unit - 150 m/h ............................

-   Tubing running or pulling per section - 300 m/h...........................

-   Completion risers running or pulling - 50 m/h ............................

-   Assembly of terminal head and slings -2,0 h .............................

-   Moving of ANM to/from the moon pool - 3,0 h...............................

-   Moving of tree cap or tree running tool to/from the moon pool - 2,5h .....

-   Assembly of lubricator and wire line BOP - 1,5h

NOTE:  The above  mentioned  operating  parameters are based on normal weather conditions....................................................................

2.2.3. Beginning on the 16th (sixteenth day), inclusive, of the occurrence of kick, drill string sticking, loss of circulation or fishing, caused by the CONTRACTOR's duly proven action or omission, until the return to the situation prior to its occurrence, the applicable rate will be reduced by 50% (fifty percent) ...............................................

2.2.4. Beginning on the 46th (forty-sixth) day, inclusive, of the occurrence of Blow out caused by the CONTRACTOR's duly proven action or omission, until the return to the situation prior to its occurrence, the applicable rate will be reduced by 50% (fifty percent) ...........

2.3.    Period of Validity of the Contract Rates-the contract rates set forth in this ATTACHMENT will apply in the period set forth below: .........

        a) Beginning: release of the UNIT, by PETROBRAS, to sail to the first location, after the equipment general testing provided for in item 3.1 of the CONTRACT has been carried out, with the exception of the provision in its subitem 3.1.1.1 ................

        b) End: after the end of the completion of the last well, with this UNIT's arrival at a port or sheltered waters chosen by common agreement between the parties, and if there is PETROBRAS'
            equipment  still aboard,  with the  withdrawal  of such  equipment from the UNIT.....................................................

2.4. Blow-Out - PETROBRAS will be responsible for the well control operation costs, in the event of blow-out and caving caused by the blow-out. Such provisions apply only to the well control costs and do not apply to the loss of assets, lesions and/or damages caused by the blow-out, which are protected by the provisions of the pertinent items of this CONTRACT. The CONTRACTOR undertakes to place at PETROBRAS' disposal all of its resources in personnel and equipment related to this CONTRACT, without any additional charges to PETROBRAS. If the CONTRACTOR has contributed with duly proven action or omission for the occurrence of the accident, no rate will be due, until the solution of the problem, in compliance with the provisions in subitems, 2.1.6 and 2.2.4 of this ATTACHMENT ......................

(End of ATTACHMENT)...........................................................

                    ATTACHMENT III - UNIT PRICES SPREADSHEET

                                   CHARTERING

-------------------------------------------------------------------------------
       UNIT PRICES SPREAD SHEET
-------------------------------------------------------------------------------

OBJECT OF BID:  CHARTERING OF A FLOATING UNIT PROVIDED WITH DYNAMIC
POSITIONING SYSTEM.
-------------------------------------------------------------------------------
PLACE OF OPERATION:  BRAZILIAN CONTINENTAL SHELF
-------------------------------------------------------------------------------
UNIT'S NAME:  AMETHYST 5
-------------------------------------------------------------------------------
COMPANY'S NAME:  MARITIMA NAVEGACAO E ENGENHARIA LTDA.
-------------------------------------------------------------------------------
        CODE            ITEMIZATION            UNIT          UNIT PRICE (US$)
-------------------------------------------------------------------------------
                       OPERATION RATE
     02.222.305          (REF. 101)             DAY
     97,199.00
-------------------------------------------------------------------------------

                     REPAIR RATE (REF.                       No Rate Due
     02.222.306             102)                DAY
      will
-------------------------------------------------------------------------------

                        WAIT. - BAD
                        WEATHER RATE
     02.222.307         (REF. 104.1)            DAY         (95% OF 101)
-------------------------------------------------------------------------------

                       WAIT.
                       FORCE MAJEURE RATE
     02.222.308         (REF. 104.2)            DAY         (95% OF REF. 101)
-------------------------------------------------------------------------------

                       WAIT. RATE -
                          WAITING
     02.222.309         (REF.104.3)             DAY         (95% OF 101)
      Ref.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                       MOVEMENT RATE
     02.222.310          (REF. 105)             DAY         (95% OF 101)
      Ref.
-------------------------------------------------------------------------------

                     MOBILIZATION RATE
     02.222.311          (REF. 106)                            Unique
     6,479.933.40    (60 times the value
                     of the daily rate, max.)
-------------------------------------------------------------------------------

                                                               DATE OF THE
                        SIGNATURES                               PROPOSAL
-------------------------------------------------------------------------------

     PETROBRAS                     CONTRACTOR
    (illegible)                     (blank)                     05/13/97
-------------------------------------------------------------------------------

Contract 101.2.100.97-8

                                  CHARTERING
                                 ATTACHMENT IV
                              MUTUAL OBLIGATIONS

--------------------------------------------------------------------------------
        DESCRIPTION                            ON ACCOUNT OF       SUPPLIED BY
                                              ----------------------------------
                                               PET     CONT      PET      CONT
--------------------------------------------------------------------------------
1. Production Adaptor Base and ANM             X                  X
--------------------------------------------------------------------------------
2. Cement, bentonite, baritine and             X                  X
   other materials and additives
   for manufacturing mud and cementing.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        DESCRIPTION                            ON ACCOUNT OF       SUPPLIED BY
                                              ----------------------------------
                                               PET     CONT      PET      CONT
--------------------------------------------------------------------------------
2. (sic) Cementing and logging unit:

    a)  Installation and removal               X                  X

    b)  Maintenance                            X                  X

    c)  Rent                                   X                  X
--------------------------------------------------------------------------------
3. Equipment and tools specific                X                  X
   for evaluation, completion and
   production of wells.
--------------------------------------------------------------------------------
4. Fishing tools and replacement
   materials for pipes and
   production tools:
--------------------------------------------------------------------------------
   a) Foreseen in ATTACHMENT I                          X                  X
--------------------------------------------------------------------------------
   b) Not foreseen in ATTACHMENT I             X                  X
--------------------------------------------------------------------------------
5. Equipment, tools and replacement           X                  X
   materials needed for the services
   of logging, formation tests and/or
   production and/or perforation, not
   included in ATTACHMENT I
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        DESCRIPTION                            ON ACCOUNT OF       SUPPLIED BY
                                              ----------------------------------
                                               PET     CONT      PET      CONT
--------------------------------------------------------------------------------
6. Lubricants and greases for                   X                 X
   the CONTRACTOR's equipment.
--------------------------------------------------------------------------------
7. Industrial and fresh water.                  X                 X
--------------------------------------------------------------------------------
8. Replacement materials, including                    X                  X
   for fishing tools and other
   CONTRACTOR's equipment listed
   in ATTACHMENT I
--------------------------------------------------------------------------------
9. Consumer equipment and materials                     X                  X
   for completion fluid tests listed
   in Attachment I.  (Note:  PETROBRAS
   will inform monthly on the
   minimum stock needed).
--------------------------------------------------------------------------------
10. Steel ropes, slings, sisal or                       X                  X
    nylon ropes and cordate in general,
    needed for tying towlines, for
    mooring support vessels and in
    drilling, evaluation, completion
    and handling.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        DESCRIPTION                            ON ACCOUNT OF       SUPPLIED BY
                                              ----------------------------------
                                               PET     CONT      PET      CONT
--------------------------------------------------------------------------------
11. Hoses for loading and unloading                     X                  X
    of liquids and bulk material
    with connections compatible
    with those of the supply vessels.
--------------------------------------------------------------------------------
12. Materials to make drilling and              X                  X
    completion fluid.
--------------------------------------------------------------------------------
13. Conventional bits.                          X                  X
--------------------------------------------------------------------------------
14. Safety equipment for individual                     X                  X
    use: gloves, helmets, boots,
    masks, ear protectors, and
    other personal use equipment
    for the CONTRACTOR's employees.
--------------------------------------------------------------------------------
15. Services, materials and                     X                  X
    equipment to mark locations.
--------------------------------------------------------------------------------
16. Surveying of the sea bottom,                X                  X
    if necessary.
--------------------------------------------------------------------------------
17. Welding equipment and material                      X                  X
    needed for well completions
    and abandonment operations.
--------------------------------------------------------------------------------
18. Bulls eye for running tools                 X                  X
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        DESCRIPTION                            ON ACCOUNT OF       SUPPLIED BY
                                              ----------------------------------
                                               PET     CONT      PET      CONT
--------------------------------------------------------------------------------
19. Warehouses, office and                              X                  X
    storage area for the
    CONTRACTOR on land.
--------------------------------------------------------------------------------
20. Radio-beacon with working                           X                  X
    frequencies compatible with
    those mentioned in ATTACHMENT I.
--------------------------------------------------------------------------------
21. Safety and survival equipment,                      X                  X
    including maintenance (subjected
    to periodical inspection by
    PETROBRAS
--------------------------------------------------------------------------------
22. Screens for mud sieves,                            X                  X
    according to PETROBRAS'
    specifications..
--------------------------------------------------------------------------------
23. Materials for the maintenance                       X                  X
    of  equipment and test lines,
    supplied by the CONTRACTOR,
    for formation testing and/or
    production (painting, boiler
    factory and welding).
--------------------------------------------------------------------------------
24. VX ring, VX with HYCAR and
    VX with lead insert for
    connection BOP-WELLHEAD,
    LMRP-BOP STACK:

    a)   In normal operation                     X                 X       X

    b)   In reinstallation due to                       X          X       X
         problem with the ESCP
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        DESCRIPTION                            ON ACCOUNT OF       SUPPLIED BY
                                              ----------------------------------
                                               PET     CONT      PET      CONT
--------------------------------------------------------------------------------
25. VX ring, VX with HYCAR                       X                 X       X
    and VX with lead insert
    for ANM.
--------------------------------------------------------------------------------
26. Remote operation submarine
    vehicle (ROV)
--------------------------------------------------------------------------------

    a)  Installation and removal                 X                 X

    b)  maintenance                              X                 X

    c)  Rent                                     X                 X
--------------------------------------------------------------------------------
27. Hydraulic fluid for BOP                              X                 X
    driving and test.
--------------------------------------------------------------------------------
28. Hydraulic fluid for                          X                 X
    ANM driving and test.
--------------------------------------------------------------------------------
29. Special greases for pipes                    X                 X
    and completion equipment.
--------------------------------------------------------------------------------
30. Individual safety equipment                          X                 X
    for operation in the moon pool.
--------------------------------------------------------------------------------
31. Paper and ink for micro-computer                     X                 X
    printer.
--------------------------------------------------------------------------------
32. Becons, hydrophones,                                 X                 X
    transducers, transponders,
    batteries.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        DESCRIPTION                            ON ACCOUNT OF       SUPPLIED BY
                                              ----------------------------------
                                               PET     CONT      PET      CONT
--------------------------------------------------------------------------------
33. Diesel Oil
--------------------------------------------------------------------------------
    a)  up to the limit set                      X                 X
        forth in clause 4.6.2
--------------------------------------------------------------------------------
    b)  above the limit set                              X         X
        forth in clause 4.6.2
--------------------------------------------------------------------------------
34. Filter elements for the                      X                 X
    completion fluid filtering unit.
--------------------------------------------------------------------------------


(End of Attachment)...........................................................

                                ATTACHMENT "V"

                    LIST OF (MINIMUM) SPECIALIZED PERSONNEL

                                    ABOARD

           --------------------------------------------------------------
               Captain or Barge                                 1
           --------------------------------------------------------------
               Tool Pusher (1 superintendent aboard)            2
           --------------------------------------------------------------
               Driller                                          2
           --------------------------------------------------------------
               Assistant Driller                                2
           --------------------------------------------------------------
               Derrickman                                       2
           --------------------------------------------------------------
               Roughneck                                        6
           --------------------------------------------------------------
               Crane Operator                                   2
           --------------------------------------------------------------
               Area Man                                         8
           --------------------------------------------------------------
               Welder                                           2
           --------------------------------------------------------------
               Watchstander                                     2
           --------------------------------------------------------------
               Subsea Engineer                                  1
           --------------------------------------------------------------
               Mechanic                                         3
           --------------------------------------------------------------
               Electrician                                      3
           --------------------------------------------------------------
               Radio Operator (Portuguese speaker)              2
           --------------------------------------------------------------
               Male nurse                                       1
           --------------------------------------------------------------
               Storekeeper                                      1
           --------------------------------------------------------------

               Safety guard                                     1
           --------------------------------------------------------------

NOTE: Supplementary personnel will be supplied according to the CONTRACTOR's conveniences and needs or to comply with the requirements of government laws.

(End of Attachment)..........................................................

                                ATTACHMENT "VI"

                      ENVIRONMENTAL OPERATING CONDITIONS

                     (PERMISSIBLE LIMITS FOR ENVIRONMENTAL

                       CONDITIONS ACTING SIMULTANEOUSLY)

   OPERATION                           HEAVE     PITCH    WIND    WAVES  CURRENT
                                      (FEET)      or     (MPH)    (feet) (knots)
                                                 ROLL
                                               (Degrees)
--------------------------------------------------------------------------------
Conductor jetting/driving               2.0       2.5      30      3.0      1.5
--------------------------------------------------------------------------------
Drilling                                2.5       3.0      30      3.0      1.5
--------------------------------------------------------------------------------
Casing running                          2.0       3.0      30      3.0      1.5
--------------------------------------------------------------------------------
Casing hanger setting                   1.5       2.0      30      2.1      1.5
--------------------------------------------------------------------------------
BOP running                             1.5       1.5      19      2.1      1.0
--------------------------------------------------------------------------------
BOP setting                             1.5       1.5      19      2.1     0.75
--------------------------------------------------------------------------------
Maneuvering                             3.5       3.0      44      8.5      1.5
--------------------------------------------------------------------------------
LMPR disconnection                        7         4      51     10.5      1.0
--------------------------------------------------------------------------------
LMPR connection                         1.5       1.5      19      2.1     0.75
--------------------------------------------------------------------------------
Formation testing                       3.5       4.0      44      8.5      1.5
--------------------------------------------------------------------------------
Operation with boats                    2.5       3.0      39      6.7      1.5
--------------------------------------------------------------------------------
Running the ANM (lay-away)              1.5       1.5      19      2.1     0.75
--------------------------------------------------------------------------------
Running the ANM (without lines)         1.5       1.5      19      2.1     0.75
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Operation with flexitube                2.0       3.0      30      5.0      1.5
--------------------------------------------------------------------------------
Operation with wire-line                3.0       4.0      44      8.5      1.5
--------------------------------------------------------------------------------
Operation with BAP                      2.5       3.0      39      6.7     0.75
--------------------------------------------------------------------------------

(End of Attachment)...........................................................

                                ATTACHMENT "VII"

                             PETROBRAS' SAFETY RULES

1.    Service Rule No. 46/71:
      o     Safety Rules for Offshore Operations.

2.    Service Order No. 01/72:
      o     Operational Safety Rules - Continental Shelf.

3.    Service Rule No. 41/72:
      o     Electricity - Safety Rules

4.    Service Order No. 01/76:
      o     Industrial Safety Rules (General)
      o     Industrial Safety Rules (Drilling)
      o     Industrial Safety Rules (Production)

5.    General Safety Manual:
           Safety and Environmental Instruction for Contractors (E&P - BC).

                                ATTACHMENT "VIII"
                            EQUIPMENT TESTING PROGRAM

      In order to carry out the UNIT's equipment testing in an easier and more agile manner, the CONTRACTOR is to submit to PETROBRAS, as quickly as required the following documents:.............................................

1.    CERTIFICATES............................................................

      a) Survey and Appraisal Report, updated and valid for the fiscal year regarding the UNIT offered, issued by one of the entities:
            ABS, NOBLE & DENTON, DNV, LLOYDS or BUREAU VERITAS, and if the report is issued abroad, it will be translated into Portuguese by a sworn public translator and notarized in the Brazilian
            Consulate.........................................................

      b) Classification or Class Confirmation Certificate for hull and equipment, compatible with the proposal submitted (certified copy);............................................................

      c) Report on claims from the classification societies mentioned in the Class Confirmation Certificate (in the event there are claims);..........................................................

             NOTE:PETROBRAS will evaluated the above mentioned documents and will mention in what time limits eventual claims will be settled, and at PETROBRAS' judgment, it can be at the time of the UNIT's inspection or at mobilization after the contract is signed..........................................

      d)    Freeboard Certificate;............................................

      e)    IOOP (International Oil Pollution Prevention) Certificate;........

      f)    IMO-MUDU-CODE  - Mobile  Offshore  Drilling Unit - latest  edition
            (unnecessary for Drill Ship);.....................................

      g)    Cargo Ship Safety Equipment Certificate;..........................

      h)    Cargo Ship Safety Construction;...................................

        NOTE: All documents required are to be within their period of validity....................................................

2.    INDUSTRIAL SAFETY AND ENVIRONMENTAL CONTROL.............................

      -    Manuals and emergency plans in the Portuguese Language............

3.    STORAGE CAPACITY........................................................

      -     Complete floor plan of bulk movement system, specifying:..........

            a)    Exclusive lines to move cement;.............................

            b)    Exclusive lines to move bentonite and baritine;.............

            c)    Location  and type of bulk line valves and their  respective driving systems;............................................

            d)    Pneumatic lines for cleaning and clearing bulk lines;.......

            e)    Location of the manometers;.................................

            f)    Quantity,   flow,   operating   pressure   and  location  of
                  compressors;................................................

            g)    Quantity,  flow,  operating pressure and location of the air drying unit(s);.............................................

            h)    Schematic drawing of each silo with their respective aeration systems and points of connection with the bulk lines........

4.    FLUID CIRCULATION AND PROCESSING SYSTEM.................................

      - Sketch of the system emphasizing pulsation dampers (suction and tamping), safety valves, feed pumps, position of the suction lines in relation to the suction sieves' tanks and filters........

      -     Floor plan of the drilling fluid feed and discharge lines showing the flexibility in relation to the sand traps and mud tanks.......

      - Floor plan of the degasser instalation showing the active tank, separate processed mud and gas discharge lines, emphasizing the connection point of this line with the gas discharge line.........

      - Floor plan of the mud tanks system, emphasizing the supply lines, gun lines, mixture funnel and centrifugal pumps interconnection lines.............................................................

5.    WELLHEAD SAFETY EQUIPMENT SYSTEM........................................

      -     Sketch   of   the   BOP/LMRP,   specifying   lines,   valves   and
            measures/dimensions...............................................

      - Floor plan of the kill and choke lines from the BOP to the choke manifold, specifying valves, connections, dampener chambers, anchorage points and interconnection with the other systems.......

      -     Floor plan of the atmospheric air separator.......................

      -     Layout  of  the  trip  tank  installation,  giving  the  following information:......................................................

            a)    Capacity;...................................................

            b)    Location;...................................................

            c)    Sensitivity;................................................

            d)    Measuring system;...........................................

            e)    Scale type;.................................................

            f)    Driller's scale visualization conditions;...................

            g)    Supply System for the above item............................

      -     Floor plan of the stand pipe manifold,  specifying lines,  valves, manometers and interconnections with the other systems............

      - Inspection report on the riser, riser handling tools and connectors, telescopic joint and flexible joint, according to the ARPI RP 2P and RP 2Q standards, with update date not exceeding 1 year..............................................................

             NOTE: If the  reports   indicate  the  need  of  repair  in  some
                  equipment,  the service  performance  certificates will also be submitted................................................

            -     Biannual inspection certificate of the choke manifold,  with the manufacturer's approval.................................

            -     Biannual inspection  certificate of the BOP unit and driving system, with the manufacturer's approval....................

            - Biannual inspection certificate of the BOP, with the manufacturer's approval.

            -     Proof  of  technical  hability  of  the  well  drilling  and control personnel...........................................

            -     To supply an internal maintenance and rust prevention program for the marine risers and kill and choke lines......

6.    ENERGY GENERATION SYSTEM................................................

      -     Unifilar diagram of the energy generation and distribution system.

7.    STABILITY...............................................................

      -     To submit the vessel's stability curve,  updated in the proposal's conditions, in keeping with the environmental conditions..........

8.    DYNAMIC  POSITIONING  SYSTEM (including the  motor-generators  assembly, thrusters and propellers)...............................................

      -     Schematic diagram of the dynamic positioning system...............

      - To submit the inspection and tests procedures to be carried out at every new location.

      -     To submit the tests and  inspections  procedures to be carried out at the end of each contract year..................................

9.    DRILLING STRING AND ACCESSORIES.........................................

      -     Inspection  report on all equipment of the drilling and completion strings, subs and accessories (used equipment)....................

      -     Purchase  voucher of the drill and  completion  strings,  subs and accessories (for new equipment)...................................

10.   FISHING TOOLS AND ACCESSORIES...........................................

      -     Inspection  report on all  components  of the fishing  tools (used equipment) or purchase vouchers (for new tools)...................

11.   SUNDRY SYSTEMS..........................................................

      -     Winches load test certificate.....................................

      - Description of the compressed air system, emphasizing compressors, layout of lines, valves and interconnection with the other systems.....................................................

      -     Preventive Maintenance Plans with their respective timecharts.....

      -     Ballast and sewer flowchart ......................................

      - Proof will be needed for the existence on board and for the operating capacity of all equipment and accessories listed in Attachments C and D of the chartering and services rendering contracts.........................................................

      NOTE: Such equipment must be in places of easy access for survey........

      A)    RECEIPT TEST......................................................

            - Proof will be needed for the existence on board and for the operating capacity of all equipment and accessories listed in Attachments C and D of the chartering and services rendering contracts.

             NOTE: Such equipment must be in places of easy access for survey..

            -     The  following  systems,  equipment  and tools  listed below will be checked, inspected and tested:......................

            1)    Drill String, Components and Accessories....................
                  ----------------------------------------
                  - The CONTRACTOR will submit recent inspection reports, according to the specification API RP7G for the whole drill string and accessories such as, but not limited to: drill pipes, drill collars, HW, Subs, stabilizers, reamers, bumper subs, lift-sub, kelly, slips, elevators, fishing tools, etc., which prove the good conditions of the string and its
                        accessories.  The information from the reports and
                        the general conditions of the string and its
                        accessories will be checked by PETROBRAS by means of
                        a sampling inspection. In the event of discrepancy between the data submitted by the CONTRACTOR and those checked by PETROBRAS, showing an inadequate condition of the string and its accessories, the CONTRACTOR will carry out another inspection, for its own account...........................................

            NOTE 1: Any equipment refused by the inspection will be immediately repaired or replaced by the CONTRACTOR, for its own account...................................

            NOTE 2: For the string, components and new accessories, no inspection report will be required, documents proving that such equipment is new will be sufficient.........

            NOTE 3: The CONTRACTOR's equipment will be stored and arranged so as to facilitate the inspection by sampling to be carried out by PETROBRAS...............

                  -     The same  procedure will be adopted for the telescopic
                        joints and flexible joints............................

            2)    Extractor Of Solids.........................................
                  -------------------
                  The following will be examined:.............................

                  -     sieves,...............................................

                  -     dessander,............................................

                  -     degasser-test suction and discharge-- ................

                  -     centrifugue (if any)...................................

                  The  operation and work  pressure,  as well as the existence of manometers, will be checked..............................

            3)    Mud Tanks and Valves........................................
                  --------------------
                  Waterproofness, working of the agitators, mixture funnel and depth gun, besides the existence of fixed marks to control the tanks volume will be checked....................

            4)    Centrifugal Pumps...........................................
                  -----------------

                  The following will be checked:..............................

                  -     working, vibration and noises;........................

                  -     Packing (leaks);......................................

                  -     Work pressures........................................

            NOTE:  Items 3 and 4 will be tested with sea water................

            5)    Mud Laboratory and Test Equipment...........................
                  ---------------------------------
                  The existence on board and the adequacy to the requirements described in Attachments B and C to this CONTRACT will be checked.....................................................

            6)    Drilling Derrick............................................
                  ----------------
                  Maintenance conditions (corrosion), fastening system and the conditions of the traveling block rails will be examined....................................................

            7)    Crown Block.................................................
                  -----------
                  The pulleys will be examined as to the profile wear, alignment, clearance, buckling of the axles, lubrication, etc.........................................................

            8)    Mud Pumps...................................................
                  ---------
                  The following will be carried out:..........................

                  -     observation of working, vibrations, noises;...........

                  -     pressure  and  maximum  work flows tests for the liner
                        user;.................................................

                  -     safety valve working test;............................

                  -     checking  of  the  suction  and  discharge   pulsation
                        dampeners;............................................

                  -     watertightness  tests with nominal pressure of the mud
                        pumps and of all manifold valves;.....................

                  - watertightness tests with nominal pressure of all manifold valves of the stand pipe manifold and of the kelly hose;...........................................

                  - random disassembling of the suction for visual inspection of the piston, sleeve, packing, valve and seat..................................................

            9)    Swivel......................................................
                  ------
                  The  mandril,  gooseneck,  body,  etc.,  will be  checked  and nominal pressure test with rotation will be performed.......

            10)   Motion Compensator..........................................
                  -------------------
                  The  piston  alignment,  lock  bar,  alignment  in the rail, general conditions, leaks and chains will be checked........

            11)   Riser and Guide Line Tensioners.............................
                  -------------------------------
                  The general  conditions,  leaks,  pulleys and cables will be inspected...................................................

            12)   Riser Recoil System/Hang  Off  System/Fill-Up  System Valve
                  -----------------------------------------------------------
                  (if any)....................................................
                  The systems' operation will be checked.

            13)   High Compressors and Air Reservoirs.........................
                  -----------------------------------
                  The general  conditions,  leaks, lines and system yield will be checked..................................................

            14)   Top Drive...................................................
                  ---------
                  Working tests (connection and disconnection of one or more sections of the DP's) will be carried out and the general conditions will be inspected................................

            15)   Kelly Spinner...............................................
                  -------------

                  The general conditions, specially the rollers' wear, and working will be checked, and connection and disconnection operation of one or more DP's will be carried out...........

            16)   Hook........................................................
                  ----
                  The  general  conditions  and  the  locking  system  will be checked.....................................................

            17)   Traveling Block.............................................
                  ---------------
                  The  pulleys  wear,  axles  alignment,  lubrication  system, retraction system, etc., will be inspected..................

            18)   Drawworks...................................................
                  ---------
                  - The operation of the mechanical break system (brake bands), electromagnetic (distance between irons, voltage level and SCR feeder conditions), cooling system and clutches will be checked...................

                  - The operation of the cat-heads and height limitator with the assembly/ disassembly of one or more command sections, will be checked.............................

            19)   Rotary Table................................................
                  ------------
                  The operation in high and low, brake system,  tachometer and lubrication system will be checked..........................

            20)   Trip Tank...................................................
                  ---------
                  Capacity, installation site, sensitivity for the level indicator system, visualization condition and supply system will be inspected...........................................

            21)   Hydraulic   Tongs  and  Pneumatic   Spider  for  Casing  and
                  Pneumatic Tongs for Drill Pipes.............................

                  -     Operation   tests   will  be  made   and   maintenance
                        conditions will be checked............................

            22)   Sand-Line or Wire-Line Systems..............................
                  ------------------------------
                  - Operation of the clutches and brake will be tested by lowering the photoclinometer inside the drill string coinciding with the photoclinometer overshot test (TOTCO) will be tested. Test to be made on location before the beginning of the operations................

                  -     The existence of an alignment  guide for the sand-line
                        cable in the drum will be checked.....................

            23)   Choke Manifold..............................................
                  --------------
                  All valves with low pressure (300 psi) and in high pressure (system's work pressure). Manometers, hydraulic choke operation, manual choke, remote control panel, etc., will be tested...................................................

            24)   Upper and Lower Kelly Cock, Inside Bop and Safety Value
                  -------------------------------------------------------
                  -     Drivers  will be tested and work  pressure  tests will
                        be made...............................................

                  - The end connections of each element will be checked and tested with work pressure. The CONTRACTOR should have end seal plugs adequate for the test.............

            25)   Kill and Choke Lines Hoses..................................
                  --------------------------
                  The end connections will be checked and tested with the system's work pressure. The CONTRACTOR should have end seal plugs adequate for the test.................................

            26)   Drill Instrumentation System................................
                  ----------------------------
                  The following will be tested:...............................

                  -     geolograph;...........................................

                  -     rotary table tachometer;..............................

                  -     manometers;...........................................

                  -     stroke counter;.......................................

                  -     level control in the mud tanks;.......................

                  -     torque indicator......................................

            27)   Flare Pipe and Booms........................................
                  --------------------
                  Their existence on board will be checked, analyzing the maintenance conditions of the lines by means of inspection, and the facilities for instalation of the production test equipment system............................

            28)   BOP System..................................................
                  ----------
                  The following will be carried out:..........................

                  -     pressure  tests of the slide  valves with low pressure
                        and high pressure, compatible with the system.........

                  -     pressure  tests of the annulars  with low pressure and
                        high pressure, compatible with the system..............

                  -     complete  function  test in both  POD's,  through  all
                        panels................................................

                  -     choke and kill  valves  tested with low  pressure  and
                        high pressure, compatible with the system. ...........

                  -     working of the shear ram valve  will be  checked  with
                        opening for examination of the blades conditions......

                  -     the  opening  and  closing of all ram,  annular a kill
                        and choke valves chambers will be tested..............

                  - the hydraulic driving unit will be checked as to: fluid used, fluid low level alarm, low air pressure and low accumulators pressure, maintenance conditions, leaks and mixing systems..................

                  - the volumetric capacity of accumulators and the capacity of electric and pneumatic pumps of the hydraulic unit will be tested.........................

                  -     the locking system of the ram valve(s) will be tested.


                  -     the SPM valves conditions will be checked by opening and
                        inspecting one of them, chosen at random..........

                  -     the  locking/unlocking  system  of the  H-4  hydraulic
                        connectors will be tested.............................

                  -     the surface and bottom  accumulators'  pre-charge will
                        be checked............................................

                  -     the operation of the following systems will be tested:

                        o     Driving back-up.................................

                        o     emergency recovery..............................

                        o     handling........................................

            29)   Traveling Tongs, Ezy-Torq, Torque Sensor, Slips, Etc........
                  ----------------------------------------------------
                  One or more sections of the drill collars and drill pipes will be assembled/disassembled to check the working of such equipment. The general maintenance conditions, chuck jaws and cables will be checked..................................

            30)   Bulk Transfer System........................................
                  --------------------
                  The following will be carried out:..........................

                  - the operation of the compressor will be checked, and noise, oil and air leaks, and maintenance state, filters and dehumidifier will be inspected............

                  - operation and watertightness of valves, lines and silos will be checked, looking for possible clogging..


                  -     transfer of cement from 1 silo to the daily silo (if
                        any) and from this to the surge-tank will be made....

            31)   Emergency Energy Generation System..........................
                  ----------------------------------
                  - a black-out in the energy system generation system will be simulated to see if the emergency generator is automatically turned on............................

            32)   Main Motor Generator Assembly..............................
                  ------------------------------
                  The following will be carried out:

                  -     vibration,  noises,  insulation,  leaks,  maintenance,
                        etc., will be checked.................................

                  -     generators   input   and   output   in  the  bus  bar,
                        synchronism and load divisions will be tested.........

                  -     load and  voltage  and  frequency  regulation  will be
                        tested................................................

            33)   Dessalter...................................................
                  ---------
                  Operation and production capacity will be checked...........

            34)   Cat-Lines Cranes............................................

                  The following will be carried out:

                  -     operation  of  the  winches  and  maintenance  of  the
                        cabled will be checked................................

                  - the elevation and rotation system, the operation with flying boom and pulley block and the operation of the boom height pawl will be checked......................

                  - the report of the last inspection carried out by the UNIT's classification society in the winches will be examined..............................................

            35)   Dejecta Treatment Unit......................................
                  ----------------------
                  Its operation will be inspected.............................

            36)   Telecommunication System....................................
                  ------------------------
                  Operational  tests  will  be  made  in all  radio  equipment existing on board, including radio-beacon...................

            37)   Overhead Traveling Crane....................................
                  ------------------------
                  Their  operation,  and the maintenance  conditions of cables and sliders will be examined................................

            38)   DC/SCR Motors...............................................
                  -------------
                 The maintenance  conditions and  insulation,  as well as the collectors and brushes will be examined.....................

                  -     SCR functional test...................................

            39)   Diverter....................................................
                  --------
                  The following will be tested:...............................

                  -     flow line wing valves;................................

                  -     diverters and insert packer lock;.....................

                  -     the control panel will be checked.....................

            40)   Safety Equipment............................................
                  ----------------
                  Salvage.....................................................

                  Fireproof rigid vessels (capsules, whalers):................

                  -     lowering, motor, fuels, sprinklers, start;............

                  -     rations,    garnishing,    hatches,   cleaning,   fire
                        extinguisher, signaling equipment.....................

                  Inflatable rafts:...........................................

                  -     quantity,  capacity,  location,  height in relation to
                        the sea;..............................................

                  -     validity  of the last  inspection,  means of access to
                        the sea;..............................................

                  -     conditions of the cocoon..............................

                        Jackets:..............................................

                  -     quantity  (sufficiency),   location,  pro-tection,  and
                        maintenance...........................................

                  Life-buoys:.................................................

                  -     quantity   (sufficiency),   location,   heaving-lines,
                        lanterns, smudge pots.................................

                  Escape routes:..............................................

                  -     vertical and horizontal signaling (indicative plates);

                  -     clearing, lighting(emergency).........................

                  Water Supply System for Fire Fighting.......................
                  -------------------------------------
                  Fire ring:..................................................

                  -     water system for the platform;........................

                  -     sprinkler system;.....................................

                  -     painting, corrosion, signaling, visual conditions;....

                  -     valves, hydrants, guns................................

                  Fire pumps:.................................................

                  -     operation;............................................

                  -     motor, fuel, start, panel, tests......................

                  Fire Fighting Fixed Systems.................................
                  ---------------------------
                  -     Foam  system:  chambers,  tanks,  guns,  hydrants  and
                        carrier liquid;.......................................

                  -     Cylinders;  conditions,  reloading,  retesting (CO2 or
                        HALON, if any).......................................

                  -     Lines and diffusers:  general conditions;.............

                  -     Automatic:  feedings,  panels,  batteries,  detectors,
                        tests................................................

                  -     Manual:  commands, interconnections, tests...........

                  -     Alarms:  interconnections.............................

                  Fire Extinguishers
                  ------------------
                  -     water,  carbon dioxyde,  chemical powder (portable and
                        carts);...............................................

                  -     distribution, location, general conditions;...........

                  -     revision,    recharge,    retest,   control,   meters,
                        replacement...........................................

                  Fire Posts..................................................
                  ----------
                  -     hose, keys, sprinkler;................................

                  -     fiber boxes, general conditions, post identification;.

                  -     visual signaling:  sufficiency and general conditions.

                  Emergency Equipment.........................................
                  -------------------
                  -     autonomous  breathing   apparatuses,   reserve  bottles,
                        breathable air fixed system,  fire proximity clothing,
                        lantern, ax, safety belt;............................

                  -     distribution,     location,     general    conditions,
                        inventory, maintenance and replacement................

                  Communications and Alarms...................................
                  -------------------------
                  -     telephone (internal, external):  Operating capacity;..

                  -     radiophony:  VHF.  Operating capacity;................

                  -     portable   transceptors:    quantity;    distribution,
                        intrinsic safety;.....................................

                  - intercom: quantity, distribution, and horns audibility, interconnection with the platform, coding of sound alarm tones, amplifiers;.....................

                  -     visual signaling:  sufficiency, general conditions;...

                  -     fire alarm,  glass  breaking type:  batteries,  bells,
                        tests.................................................

                  Emergency Lighting..........................................
                  ------------------
                  -     charger, batteries and lanterns.......................

                  Helideck....................................................
                  --------
                  -     protection:   guns,   fire   extinguishers,    salvage
                        equipment;............................................

                  -     painting,  protection  screen,  net,  landing  lights,
                        safety warnings;......................................

                  -     guest welcoming practices.............................

                  Load Lifting................................................
                  ------------
                  -     winches:  general conditions,  oparation,  signaling,
                        maintenance;..........................................

                  -     manual  and  electric  tackles:   general  conditions,
                        operation, signalling, maintenance;...................

                  -     material movement and storage areas...................

                  Training....................................................
                  --------
                  -     abandonment, fire fighting, first aid and brigade.....

                  Manuals and Plans...........................................
                  -----------------
                  -     emergency; safety;....................................

                  -     disclosure, knowledge;................................

                  -     tasks   schedules  for   emergency   and   abandonment
                        situations, including in Portuguese...................

                  Order and Cleanliness.......................................
                  ---------------------
                  -     installation's general aspect;........................

                  -     particularly alarming places..........................

                  Smoke, Heat and Gas Detection System........................
                  ------------------------------------

                  -     test of hydrocarbons detection sensors................

                  Ballast and Sewer System....................................
                  ------------------------
                  -     functional test.......................................

            41)   Anchoring System............................................
                  ----------------
            42)   Dynamic Positioning System..................................
                  --------------------------
            43)   Propulsion System...........................................
                  -----------------
      B)    Location Moving Test..............................................
            --------------------
            To be defined between the CONTRACTOR and PETROBRAS................

      C)    Beginning of Contract Year Test...................................
            -------------------------------
            To be defined between the CONTRACT and PETROBRAS..................

      (End of Attachment) ....................................................

                                  ATTACHMENT IX
                   PROCEDURES IN THE EVENT OF FATAL ACCIDENTS

1.    If,  during the period of validity  of the  CONTRACT,  a fatal  accident occurs with a CONTRACTOR's employee, the CONTRACTOR should:.............

1.1.  Notify the Inspection immediately, for the proper measures;.............

1.2.  Take  measures so that the  employee's  relatives  be notified  with the utmost urgency on the event, giving them the social support due;........

1.3 Formally establish an Investigation Commission, within 48 hours after the accident, in order to, in the maximum time limit of 15 days, identify the causes and recommend the measures deemed necessary to prevent similar accidents...............................................

2.    The  report  should  contain,   at  least,  the  following   information
      regarding the accident:.................................................

      -     description;......................................................

      -     exact location;...................................................

      -     data regarding the injured persons;...............................

      -     basic and immediate causes;.......................................

      -     measures to be taken in order to prevent its repetition...........

3.    The CONTRACTOR should guarantee the Commission enough authority and autonomy to carry out the investigations without any restrictions.......

4.    A PETROBRAS'  employee should  participate in the Commission,  appointed by the authority in charge of the operational office....................

5. After conclusion of the Commission's work, it will also behoove the CONTRACTOR, at the Inspection's request, to disclose the results of the report, so as to convey the experience from the accident to other contractor companies....................................................

(All pages of the document were initialized.).................................

 .  - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - . - .

THESE BEING the precise terms and content of the aforementioned document, I hereby set my Hand and Seal on this Translation, performed on the 22nd of December, in this City of Rio de Janeiro, Federative Republic of Brazil.

                                             /s/ MARCIA BARBOSA SERRA
                                             ------------------------
                                               Marcia Barbosa Serra
                                              Sworn Public Translator